UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008– April 30, 2009

Item 1: Reports to Shareholders

>  Vanguard Selected Value Fund returned 0.59% for the six months ended April 30, 2009, finishing the period significantly ahead of both its benchmark and its mid-capitalization value fund peers.

>  The fund’s return was better than that of the broad U.S. stock market, which

>  The fund’s consumer discretionary, materials, and information technology stocks posted the best results.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreements	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Selected Value Fund	VASVX	0.59%
Russell Midcap Value Index		–6.14
Average Mid-Cap Value Fund[1]		–2.31

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$12.48	$12.11	$0.417	$0.00

1  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Selected Value Fund returned 0.59% for the six months ended April 30, 2009. This result was clearly modest, but was well ahead of the return of the fund’s benchmark, the Russell Midcap Value Index, as well as the average return among mid-capitalization value funds. Strong stock selection in the financial, utilities, and consumer discretionary sectors helped the fund outpace its benchmark index. Three of the nine sectors the fund was invested in posted positive results.

Volatile six months ends amid signs of hope

For the six months ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although final results were far from impressive, they showed significant improvement from the beginning of the period.

Through the first four months of the period, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April. The U.S. stock market recorded its biggest monthly gain since 1991.

2

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector—both in the United States and overseas—suggested that the road ahead could be bumpy.

Investor confidence boosted the weakest bonds

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market provided a boost to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market, but that conditions overall remained weak.

Market Barometer
			Total Returns
		Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

3

Stock picks helped the fund weather the economic downturn

Vanguard Selected Value Fund invests in bargain-priced stocks of midsized U.S. companies that have strong potential for providing long-term capital appreciation and dividend income. Although this approach produced a very modest return for the six months, the result was impressive in a market still mired in recession. The fund’s performance reflects its advisors’ ability to select a relatively small number of stocks (about 60) that are able to weather the worst of the economic crisis.

The fund’s best performers during the fiscal period were consumer discretionary, materials, and information technology stocks. Although consumer spending and confidence were low during much of the period, the fund managed to earn superior returns in the consumer discretionary sector by focusing on companies—such as a discount chain store and an auto-parts retailer—that either thrive in a weak economy or have been able to remain relatively unscathed.

In materials, the fund’s performance was tied to one holding, Yamana Gold, a Canadian mining company, which benefited from the spike in gold prices during the period. In information technology, the fund’s investment in outsourced IT service providers and semiconductor manufacturers helped boost its returns.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.45%	1.41%

1  The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the fund’s annualized expense ratio was 0.54%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Compared with its benchmark, which contains substantially more stocks, the fund benefited not only from its strong showing in the consumer discretionary sector but also from its choices among financial and utility stocks. Although financials represented the fund’s second-largest sector investment, the fund allocated a significantly lower percentage of its assets to the sector than its benchmark did. The fund’s losses in this battered sector were moderate, in part because it avoided highly leveraged commercial banks with real estate portfolios. In utilities, the fund’s electric and natural gas companies produced positive returns despite a drop in demand from commercial and industrial users.

More information about the fund’s performance is available in the Advisors’ Report that follows this letter.

A word on expenses

On page 4, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. The explanation is threefold.

First, as the value of fund assets has declined, the fund’s fixed expenses are expected to account for a modestly higher percentage of fund assets.

Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall below this threshold, as they did in the past six months, the rate can increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Third, many of the Vanguard funds’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the funds’ shareholders remain aligned. Of course, even when the stock market’s performance is weak, an advisor’s performance can improve relative to the comparative benchmark, resulting in an increase in the performance adjustment. This was the case during the most recent six-month period. The fund’s financial statements include more information about the incentive fee.

Long-term perspective is key, regardless of market conditions

Following more than a year-and-a-half of brutal conditions in the stock market, there have been subtle signs of a rebound. However, it is too early to say whether the worst is over.

As always, a long-term perspective is important regardless of the market’s short-term performance. At Vanguard, we counsel investors to hold a diversified mix of stock, bond, and money market funds that is consistent with their long-term

5

goals, time horizon, and risk tolerance. Of course, we have seen that even the most balanced portfolios aren’t immune to the difficult market conditions we have experienced for some time now.

Still, we believe that broad diversification among and within asset classes represents the right long-term policy and can position you to ride out the occasional storm while helping you to benefit from a return to better times. Vanguard Selected Value Fund’s disciplined focus on out-of-favor midsized companies and its low costs can make it an important part of such a balanced portfolio.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 15, 2009

1 Annualized.

6

Advisors’ Report

For the six months ended April 30, 2009, Vanguard Selected Value Fund returned 0.59%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 19, 2009.

Barrow, Hanley, Mewhinney &

Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner

Mark Giambrone, Partner

The last six months have been a difficult and volatile time in the market. Concerns over the depth and length of this economic contraction coupled with uncertainty over the U.S. government’s intervention were met with a continued sell-off in the markets. The portfolio held up well during this period because of some deliberate positioning and

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	72	1,649	Conducts fundamental research on individual stocks
& Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the market average and
			dividend yields above the market average.
Donald Smith & Co., Inc.	24	554	Conducts fundamental research on the lowest price-
			to-tangible book value companies. Research focuses
			on underlying quality of book value and assets, and on
			long-term earnings potential.
Cash Investments	4	95	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a cash position.

7

reasonable stock selection. Having said that, this market’s indiscriminate sell-off has created some opportunities: We have begun to sell or trim those names that have held up well and now represent much less upside when the economy turns, and we are buying or adding to companies that we are confident can make it through this difficult economic time (with solid balance sheets or plenty of capital) and will fully participate in the upcoming improvement in economic conditions.

We continue to be overweighted in sectors that have tremendous valuation upside and should have earnings stability, or a meaningful rebound in earnings, once the economy stabilizes. We are overweighted in consumer discretionary, energy, health care, and industrials, and added to both consumer discretionary and health care holdings during the period. We have been considerably underweighted in the financial sector for quite some time, but we added some new positions during this period. To be clear, we do not believe that losses in loan portfolios or unemployment have peaked. However, we are now finding compelling valuations in companies that have a considerable capital cushion to weather continued losses and a tremendous upside to earnings levels after this troubled time. We added new positions, for example, in Capital One Financial, PNC Financial, and SLM Corp. While we are still underweighted in financials overall, we will look for these types of opportunities going forward.

We continue to underweight areas where the current and future environment and stresses in the economy do not seem particularly conducive to valuations, or where company fundamentals do not match our investment parameters. These include materials, utilities, telecommunication services, and information technology.

Donald Smith & Co., Inc.

Portfolio managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Vice President

The portfolio at the end of April 2009 continued to meet our criterion of owning a concentrated portfolio of low price-to-tangible book value stocks with attractive long-term earnings potential. The portfolio currently sells at 61% of tangible book value, 27% of revenues, and 5.4x “normalized” earnings. In contrast, the S&P 500 sells at 290% of tangible book value, 90% of revenues, and 12.5x normalized earnings.

The portfolio outperformed all relevant indexes in the past six months. Low price-to-book value stocks recently began to perform better, particularly in March and April. Companies that would benefit from a bottoming of the economy, such as semiconductors and retailers, bounced from depressed levels. Notable outperformers in the past six months included Semiconductor Manufacturing, Yamana Gold, Dillard’s, Southwest Airlines,

8

Puget Energy, and NV Energy. Underperformers included Domtar, Overseas Shipholding, and Air France, and two insurance companies, CNA Financial and American Financial.

The position in Puget Energy was eliminated after the Macquarie Group completed its acquisition. Two semiconductor companies that were unable to survive the brutal pricing wars for memory chips were sold at a loss. We also eliminated IPC Holdings, a reinsurance company that had performed relatively well. We increased the size of our positions in two insurance companies, Unum and CNA, which had suffered recent declines. We are comfortable with the quality of their investment portfolios, and we believe their stocks will rebound as credit spreads decline. Finally, we established a new position in Southwest Airlines at a substantial discount in tangible book value. Southwest is the low-cost leader in the United States and has maintained a consistent record of profitability for almost four decades.

We were pleased to see that some of our more recent purchases—Yamana Gold, Southwest Airlines, NV Energy, and Royal Caribbean—performed well during this period. We have continued to pay close attention to the quality of companies’ balance sheets and their ability to withstand a prolonged downturn. Major industry weightings include insurance, technology, and utilities. At the end of the period, we also had a sizable weighting in cash, which should position us to take advantage of attractive opportunites.

9

Selected Value Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	59	528	4,460
Median Market Cap	$4.6B	$4.0B	$23.4B
Price/Earnings Ratio	17.2x	40.0x	16.9x
Price/Book Ratio	1.2x	1.3x	1.9x
Yield[3]	2.2%	3.0%	2.4%
Return on Equity	14.9%	12.2%	20.0%
Earnings Growth Rate	9.2%	4.8%	14.8%
Foreign Holdings	5.3%	0.0%	0.0%
Turnover Rate[4]	23%	—	—
Expense Ratio[5]	0.45%	—	—
Short-Term Reserves	8.8%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	21.8%	15.6%	10.2%
Consumer Staples	4.4	8.6	10.5
Energy	7.1	5.6	11.9
Financials	18.5	27.5	14.1
Health Care	10.1	5.2	13.2
Industrials	15.8	7.4	10.7
Information Technology	6.6	7.5	18.3
Materials	4.0	6.8	3.7
Telecommunication
Services	0.2	1.9	3.4
Utilities	11.5	13.9	4.0

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.92
Beta	0.82	0.99

Ten Largest Holdings[7] (% of total net assets)

Pinnacle West
Capital Corp.	electric utilities	3.1%
Annaly Capital
Management Inc. REIT	mortgage REITs	2.9
Omnicare, Inc.	health care services	2.7
GameStop Corp. Class A	computer and
	electronics retail	2.6
Computer Sciences Corp.	data processing and
	outsourced services	2.6
Goodrich Corp.	aerospace
	and defense	2.5
Willis Group Holdings Ltd.	insurance brokers	2.5
The Stanley Works	household appliances	2.5
International
Game Technology	casinos and gaming	2.4
Advance Auto Parts, Inc.	automotive retail	2.3
Top Ten		26.1%

Investment Focus

1  Russell Midcap Value Index.

2  Dow Jones U.S. Total Stock Market Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Annualized.

5  The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the fund’s annualized expense ratio was 0.54%.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  The holdings listed exclude any temporary cash investments and equity index futures.

10

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[2]	2/15/1996	–33.47%	–2.35%	5.08%

1  Six months ended April 30, 2009.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

11

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (87.4%)[1]
Consumer Discretionary (19.7%)
* GameStop Corp. Class A	2,011,000	60,652
The Stanley Works	1,490,600	56,687
International Game
Technology	4,436,200	54,787
Advance Auto Parts, Inc.	1,215,100	53,161
Royal Caribbean
Cruises, Ltd.	3,466,000	51,054
Family Dollar Stores, Inc.	1,354,200	44,946
* Hanesbrands Inc.	2,683,400	44,169
Newell Rubbermaid, Inc.	4,000,000	41,800
Dillard’s Inc.	2,451,900	18,904
Sherwin-Williams Co.	263,400	14,919
Service Corp. International	2,486,200	11,262
		452,341
Consumer Staples (3.5%)
Lorillard, Inc.	487,800	30,795
Reynolds American Inc.	794,000	30,156
* Mead Johnson Nutrition Co.	695,600	19,651
		80,602
Energy (6.0%)
Murphy Oil Corp.	876,400	41,813
Venture Production PLC	2,801,900	33,045
El Paso Corp.	3,996,800	27,578
Spectra Energy Corp.	1,473,600	21,367
Overseas Shipholding
Group Inc.	472,900	13,577
		137,380
Financials (16.4%)
Annaly Capital
Management Inc. REIT	4,721,600	66,433
Willis Group Holdings Ltd.	2,076,800	57,133
People’s United
Financial Inc.	2,758,297	43,084
Axis Capital Holdings Ltd.	1,746,900	43,044
Capital One Financial Corp.	1,886,600	31,582
Unum Group	1,803,700	29,472
PNC Financial
Services Group	724,812	28,775

	CNA Financial Corp.	2,312,035	27,675
	New York Community
	Bancorp, Inc.	2,211,600	25,013
*	SLM Corp.	2,012,400	9,720
	American National
	Insurance Co.	140,326	9,524
	XL Capital Ltd. Class A	400,100	3,805
	American Financial
	Group, Inc.	159,216	2,799
			378,059
Health Care (8.6%)
	Omnicare, Inc.	2,378,900	61,161
	Quest Diagnostics, Inc.	1,011,900	51,941
	Cardinal Health, Inc.	915,500	30,935
*	Coventry Health Care Inc.	1,807,600	28,759
	CIGNA Corp.	1,303,400	25,690
			198,486
Industrials (14.1%)
	Goodrich Corp.	1,309,400	57,980
	Avery Dennison Corp.	1,782,200	51,220
	L-3 Communications
	Holdings, Inc.	654,700	49,855
	ITT Industries, Inc.	919,900	37,725
	Eaton Corp.	858,600	37,607
	Air France KLM ADR	2,952,913	32,630
	Ryder System, Inc.	1,050,700	29,094
	Pitney Bowes, Inc.	717,200	17,600
	Southwest Airlines Co.	1,347,100	9,403
			323,114
Information Technology (5.3%)
*	Computer Sciences Corp.	1,597,400	59,040
*	Micron Technology, Inc.	7,518,416	36,690
*	Flextronics
	International Ltd.	4,192,707	16,268
*	Semiconductor
	Manufacturing
	International Corp. ADR	4,626,200	9,067
			121,065

12

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Materials (3.5%)
	Yamana Gold, Inc.	5,893,500	46,618
*	Domtar Corp.	10,335,800	18,811
	Ashland, Inc.	704,496	15,471
			80,900
	Utilities (10.3%)
	Pinnacle West
	Capital Corp.	2,634,672	72,137
	Xcel Energy, Inc.	2,853,900	52,626
	MDU Resources
	Group, Inc.	2,803,600	49,259
	CenterPoint Energy Inc.	3,633,600	38,662
*	Reliant Energy, Inc.	2,846,200	14,117
	NV Energy Inc.	1,035,700	10,616
			237,417
	Total Common Stocks
	(Cost $2,574,757)		2,009,364
	Temporary Cash Investments (13.0%)[1]
	Money Market Fund (12.5%)
2	Vanguard Market
	Liquidity Fund,
	0.355%	287,304,172	287,304

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.5%)
3,4 Federal National
Mortgage Assn.,
0.541%, 7/30/09	8,000	7,998
3,4 Federal Home
Loan Bank, 0.210%,
9/28/09	3,000	2,997
		10,995
Total Temporary Cash Investments
(Cost $298,291)		298,299
Total Investments (100.4%)
(Cost $2,873,048)		2,307,663
Other Assets and Liabilities (–0.4%)
Other Assets		5,315
Liabilities		(15,100)
		(9,785)
Net Assets (100%)
Applicable to 189,824,455 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,297,878
Net Asset Value Per Share		$12.11

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,281,689
Undistributed Net Investment Income	6,764
Accumulated Net Realized Losses	(440,744)
Unrealized Appreciation (Depreciation)
Investment Securities	(565,385)
Futures Contracts	15,542
Foreign Currencies	12
Net Assets	2,297,878

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 91.6% and 8.8%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

4  Securities with a value of $10,995,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

13

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends	27,664
Interest[1]	1,407
Security Lending	239
Total Income	29,310
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,694
Performance Adjustment	482
The Vanguard Group—Note C
Management and Administrative	2,165
Marketing and Distribution	402
Custodian Fees	20
Shareholders’ Reports	19
Trustees’ Fees and Expenses	2
Total Expenses	5,784
Expenses Paid Indirectly	(132)
Net Expenses	5,652
Net Investment Income	23,658
Realized Net Gain (Loss)
Investment Securities Sold	(223,665)
Futures Contracts	(19,897)
Realized Net Gain (Loss)	(243,562)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	196,518
Futures Contracts	17,920
Foreign Currencies	12
Change in Unrealized Appreciation (Depreciation)	214,450
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,454)

1  Interest income from an affiliated company of the fund was $1,319,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,658	82,975
Realized Net Gain (Loss)	(243,562)	(192,386)
Change in Unrealized Appreciation (Depreciation)	214,450	(1,518,492)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,454)	(1,627,903)
Distributions
Net Investment Income	(78,192)	(80,704)
Realized Capital Gain[1]	—	(338,084)
Total Distributions	(78,192)	(418,788)
Capital Share Transactions
Issued	167,700	428,618
Issued in Lieu of Cash Distributions	69,913	371,336
Redeemed[2]	(278,541)	(1,321,353)
Net Increase (Decrease) from Capital Share Transactions	(40,928)	(521,399)
Total Increase (Decrease)	(124,574)	(2,568,090)
Net Assets
Beginning of Period	2,422,452	4,990,542
End of Period[3]	2,297,878	2,422,452

1  Includes fiscal 2008 short-term gain distributions totaling $35,553,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees for fiscal 2009 and 2008 of $166,000 and $1,028,000, respectively.

3  Net Assets—End of Period includes undistributed net investment income of $6,764,000 and $61,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.48	$22.11	$21.38	$18.99	$16.76	$14.10
Investment Operations
Net Investment Income	.137	.390[1]	.400	.350	.300	.260
Net Realized and Unrealized Gain (Loss)
on Investments	(.090)	(8.100)	1.700	3.180	2.190	2.660
Total from Investment Operations	.047	(7.710)	2.100	3.530	2.490	2.920
Distributions
Dividends from Net Investment Income	(.417)	(.370)	(.320)	(.290)	(.260)	(.260)
Distributions from Realized Capital Gains	—	(1.550)	(1.050)	(.850)	—	—
Total Distributions	(.417)	(1.920)	(1.370)	(1.140)	(.260)	(.260)
Net Asset Value, End of Period	$12.11	$12.48	$22.11	$21.38	$18.99	$16.76

Total Return[2]	0.59%	–37.79%	10.15%	19.38%	14.96%	20.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,298	$2,422	$4,991	$4,326	$3,707	$1,925
Ratio of Total Expenses to
Average Net Assets[3]	0.54%[4]	0.38%	0.42%	0.45%	0.51%	0.60%
Ratio of Net Investment Income to
Average Net Assets	2.42%[4]	2.21%	1.74%	1.75%	1.81%	1.78%
Portfolio Turnover Rate	23%[4]	23%	33%	37%	28%	35%

1  Calculated based on average shares outstanding.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of 0.05%, (0.03%), (0.02%), (0.05%), (0.02%), and 0.01%.

4  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

17

Selected Value Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before an increase of $482,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $542,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2009, these arrangements reduced the fund’s expenses by $132,000 (an annual rate of 0.01% of average net assets).

18

Selected Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $194,512,000 to offset future net capital gains through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2009, the cost of investment securities for tax purposes was $2,873,048,000. Net unrealized depreciation of investment securities for tax purposes was $565,385,000, consisting of unrealized gains of $201,586,000 on securities that had risen in value since their purchase and $766,971,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	374	81,345	14,846
E-mini S&P 500 Index	318	13,833	696

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2009, the fund purchased $220,458,000 of investment securities and sold $354,885,000 of investment securities, other than temporary cash investments.

19

Selected Value Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	Shares	Shares
	(000)	(000)
Issued	14,888	24,952
Issued in Lieu of Cash Distributions	6,144	19,762
Redeemed	(25,319)	(76,343)
Net Increase (Decrease) in Shares Outstanding	(4,287)	(31,629)

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	2,263,623	15,542
Level 2—Other significant observable inputs	44,040	—
Level 3—Significant unobservable inputs	—	—
Total	2,307,663	15,542

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,005.91	$2.69
Hypothetical 5% Yearly Return	1,000.00	1022.12	2.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, Inc. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed, and its professionals retain significant equity ownership. The firm has advised the fund since its inception in 1996.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book value ratios and above-average current yields.

Donald Smith & Co., Inc. Founded in 1983, Donald Smith is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios. The firm has advised a portion of the fund since 2005.

Donald Smith employs a strictly bottom-up investment approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. Donald Smith looks for companies in the bottom decile of price/tangible book ratios that have a positive outlook for earnings potential over the next two to four years.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

23

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increases.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
CFA® is a trademark owned by CFA Institute.	at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062009

>  For the fiscal half-year ended April 30, 2009, Vanguard Mid-Cap Growth Fund returned 2.84%, slightly besting the returns of its benchmark index and easily outdistancing the average return of its peer group.

>  The broad stock market continued to sink in the early part of the period, then rallied, to end up returning about –7%. Mid-cap stocks fared better than large-and small-caps.

>  The fund saw gains in five sectors and losses in five others. Consumer discretionary and consumer staples were leading contributors, while energy and utilities lost the most ground.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreements	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Mid-Cap Growth Fund	VMGRX	2.84%
Russell Midcap Growth Index		2.71
Average Mid-Cap Growth Fund[1]		–0.87

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$11.82	$12.11	$0.040	$0.000

1  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned 2.84% for the six months ended April 30, 2009. Although the gain was modest, it was gratifying on two levels—first, it represented a turnaround from steep losses suffered in 2008; and second, the fund outperformed its peer-group average.

In a period when five sectors advanced and five retreated, the Mid-Cap Growth Fund’s investment advisors chose stocks that performed relatively well. Holdings in the financials, consumer staples, and consumer discretionary arenas showed particular strength.

A volatile six-month period ends amid signs of hope

For the half-year ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although these results were far from impressive, they showed significant improvement since the beginning of the period.

Through the first four months, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April, with the U.S. stock market recording its biggest monthly gain since 1991.

2

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector—both in the United States and overseas—suggested that the road ahead could be bumpy.

Investor confidence boosted even the weakest bonds

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market spread to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market, but that conditions overall remained weak.

Market Barometer
		Total Returns
	Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

3

Strong selections in several sectors helped the fund’s performance

Consumer discretionary stocks (+25%), including restaurants as well as stores selling apparel and automotive parts, posted the best total return in the fund’s portfolio. The fund’s advisors selected some strong performers, helping the fund to outpace competing mid-cap growth funds by 3.71 percentage points.

The fund’s information technology stocks (+8%), constituting its largest sector exposure, did well as investors grew optimistic that IT spending will increase whenever the recession ends.

The fund’s consumer staples holdings (+24%) also did well, performing far better than the sector (–3%) as represented in the fund’s market benchmark, the Russell Midcap Growth Index. Illustrating how an actively managed fund can reap an outsized benefit from a strong performer, just one holding—beverage maker Hansen Natural—gained so much that it contributed about half a percentage point to the fund’s lead over the index.

The advisors’ selections in the financial sector returned about 9%. Advances among midsize asset management firms, investment banks, and property and casualty insurers boosted the fund’s performance over its index by about one percentage point.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.61%	1.49%

1  The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratio was 0.64%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

The weightiest detractors to both overall and comparative performance were stocks in industrials (–4%) and health care (–6%). Holdings in energy (–14%) and utilities (–7%) also dragged down the overall return.

A word on expenses

On page 4, you'll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. The explanation is threefold.

First, as the value of fund assets has declined, the fund's fixed expenses are expected to account for a modestly higher percentage of fund assets.

Second, the Vanguard funds' contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall below this threshold, as they did in the past six months, the rate can increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Third, many of the Vanguard funds' advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm's fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the funds' shareholders remain aligned. Of course, even when the stock market's performance is weak, an advisor's performance can improve relative to the comparative benchmark, resulting in an increase in the performance adjustment.

This was the case during the most recent six-month period. The fund’s financial statements include more information about the incentive fee.

The active approach has a place in a long-term portfolio

In 2008, the U.S. financial markets suffered their worst calendar year since the Great Depression, and stocks continued falling through early March before reversing course. While it’s too early to say whether the rebound will stick, the events of the past few months demonstrate the importance of holding a balanced portfolio of stock, bond, and money market funds designed to fit your goals, time horizon, and tolerance for market volatility. Such a carefully constructed portfolio can offer some protection from the worst of a downturn while putting you in a position to take advantage of any recovery.

For actively managed funds, the same strategies that are used in an effort to produce market-beating returns can sometimes have the opposite effect. Over time, however, we remain confident that the Mid-Cap Growth Fund’s careful approach to selecting promising mid-cap companies can play an important role in a balanced, diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 15, 2009

5

Advisors’ Report

During the fiscal half-year ended April 30, 2009, Vanguard Mid-Cap Growth Fund returned 2.84%. Your fund is managed by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 19, 2009.

William Blair & Company, L.L.C.

Portfolio Managers:

Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The investment environment. The stock market has been extremely volatile over the past six months. The Lehman Brothers failure in September caused a ripple effect that sent global markets into a freefall through late November. Then, after significant government stimuli were announced, the market rallied, but it

Vanguard Mid-Cap Growth Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	50	467	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Chartwell Investment Partners, L.P.	45	430	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	5	49	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

6

slipped back to new lows in early March after global economic data suggested a substantial slowdown was underway.

Subsequently, policymakers announced additional coordinated monetary and fiscal stimulus plans, which helped spark a considerable rally in March and April. Despite the massive swings in the market over this six-month period, the Russell Midcap Growth Index returned 2.71%. Consumer discretionary stocks in the index outperformed considerably, rising 11%, while information technology stocks gained a respectable 8%. The defensive sectors that held up well during fiscal year 2008—namely consumer staples, health care, financials, and energy—did not keep pace during the past six months.

The portfolio’s successes. Solid stock selection in the financial sector was the biggest contributor to our portfolio’s performance in comparison with the index. Affiliated Managers Group, an asset manager, performed well during the period, as did Greenhill & Co., a mergers-and-acquisitions advisory firm. Holdings in both of the consumer sectors beat their benchmark peers as well. Specifically, Chipotle Mexican Grill (in the consumer discretionary category) and Hansen Natural (consumer staples) produced substantial returns during the period. Also, the slightly below-benchmark level of our portfolio’s average market capitalization helped relative performance, given that the smaller end of the mid-cap growth spectrum outperformed the larger end.

The portfolio’s shortfalls. On the downside, stock selection in the energy sector (notably Forest Oil, an exploration and production company) and the technology sector (including FLIR Systems, a thermal imaging company) detracted from relative performance.

Looking forward, we believe that the global economy, credit markets, and financial system remain fragile, though with some hopeful signs of bottoming. The number of government policy announcements, both in the United States and abroad, accelerated during the first quarter, and the steps being taken should help fill gaps in demand and stimulate new economic growth over the coming quarters. We believe that investment success in the current environment is based upon finding companies with management teams and competitive positions that will enable them to survive and prosper when we exit this recession.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

The investment environment. We continue to expect volatility in broad measures of economic activity and the underlying financial markets, but it is clear that there has been, and continues to be, a coordinated global response to the

7

current crisis. There are indications that conditions are stabilizing, or at least “less bad.” Credit spreads have tightened in many areas, and some measures of economic activity indicate a bottoming. We expect a slow and unsteady recovery, but we see opportunities for investments in companies with strong franchises, exemplary cost control, and products that sell even when many industries continue to suffer. Lower price points and higher productivity will support growth stories in the new economy, and mid-cap growth stocks often begin to do well at this stage in long economic cycles.

The portfolio’s successes. Consumer discretionary and consumer staples were our top-performing sectors over the period. Casual-dining restaurant operators, such as Darden Restaurants and Brinker International, benefited from consumers’ shift to more moderately priced eating establishments. Dollar Tree, a discount retailer, was also able to take advantage of this phenomenon. Technology companies

(Amphenol and MICROS Systems) performed well with the help of strong balance sheets and improved processes.

The portfolio’s shortfalls. Stock selection detracted from performance in both the health care and basic industry sectors. Companies such as Alexion Pharmaceuticals have seen funding for drug development cut during the economic downturn. However, sales of Alexion’s existing drugs are stable, and its pipeline of new drugs remains strong. Delta Air Lines is currently the largest airline in the world. Even with lower oil prices, a lack of passenger traffic has hurt the whole airline industry. We still have a positive outlook on Delta, as the company has locked in oil prices at lower rates, begun to realize synergies through its merger with Northwest Airlines, and renegotiated labor contracts on more favorable terms.

8

Mid-Cap Growth Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	122	500	4,460
Median Market Cap	$3.8B	$5.0B	$23.4B
Price/Earnings Ratio	22.3x	18.5x	16.9x
Price/Book Ratio	2.8x	2.5x	1.9x
Yield[3]	0.0%	1.2%	2.4%
Return on Equity	17.9%	21.6%	20.0%
Earnings Growth Rate	19.9%	18.7%	14.8%
Foreign Holdings	1.8%	0.0%	0.0%
Turnover Rate[4]	120%	—	—
Expense Ratio[5]	0.61%	—	—
Short-Term Reserves	6.6%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	19.0%	19.9%	10.2%
Consumer Staples	2.5	4.5	10.5
Energy	8.3	8.4	11.9
Financials	7.8	5.6	14.1
Health Care	12.4	13.3	13.2
Industrials	16.1	17.4	10.7
Information Technology	27.2	20.7	18.3
Materials	4.7	4.2	3.7
Telecommunication
Services	1.1	2.8	3.4
Utilities	0.9	3.2	4.0

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.92
Beta	0.88	1.04

Ten Largest Holdings[7] (% of total net assets)

Affiliated Managers	asset management
Group, Inc.	and custody banks	2.4%
NetApp, Inc.	computer storage
	and peripherals	2.0
WMS Industries, Inc.	casinos and gaming	1.9
Broadcom Corp.	semiconductors	1.9
Dick’s Sporting Goods, Inc.	specialty stores	1.7
Roper Industries Inc.	electrical components
	and equipment	1.7
The Dun & Bradstreet Corp.	research and
	consulting services	1.7
Cognizant Technology	information technology
Solutions Corp.	consulting and other
	services	1.7
Fastenal Co.	trading companies
	and distributors	1.6
Chipotle Mexican Grill,
Inc. Class B	restaurants	1.6
Top Ten		18.2%

Investment Focus

1  Russell Midcap Growth Index.

2  Dow Jones U.S. Total Stock Market Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Annualized.

5  The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratio was 0.64%.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  The holdings listed exclude any temporary cash investments and equity index futures.

9

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Growth Fund[2]	12/31/1997	–34.33%	–2.18%	3.40%

1  Six months ended April 30, 2009.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

10

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.7%)[1]
Consumer Discretionary (17.5%)
*	WMS Industries, Inc.	572,700	18,389
*	Dick’s Sporting Goods, Inc.	853,200	16,211
*	Chipotle Mexican Grill, Inc.
	Class B	229,400	15,028
*	O’Reilly Automotive, Inc.	386,700	15,023
	Gentex Corp.	879,800	11,763
	DeVry, Inc.	242,430	10,318
	Darden Restaurants Inc.	228,650	8,453
*	Bed Bath & Beyond, Inc.	249,100	7,578
	Guess ?, Inc.	265,885	6,924
*	Dollar Tree, Inc.	150,375	6,367
	Ross Stores, Inc.	164,150	6,228
	Brinker International, Inc.	291,100	5,158
*	Apollo Group, Inc. Class A	74,750	4,706
	Strayer Education, Inc.	24,503	4,641
	John Wiley & Sons Class A	136,300	4,621
*	Kohl’s Corp.	92,350	4,188
	Aaron Rents, Inc.	114,925	3,857
*	The Warnaco Group, Inc.	122,240	3,525
	Staples, Inc.	150,975	3,113
	American Eagle
	Outfitters, Inc.	182,620	2,706
*	Urban Outfitters, Inc.	119,015	2,320
*	Starbucks Corp.	158,300	2,289
*	GameStop Corp. Class A	71,225	2,148
			165,554
Consumer Staples (2.2%)
*	Hansen Natural Corp.	362,950	14,794
	Alberto-Culver Co.	170,270	3,795
	Church & Dwight, Inc.	45,425	2,472
			21,061
Energy (7.7%)
	Range Resources Corp.	362,635	14,495
*	Southwestern Energy Co.	297,900	10,683
*	Superior Energy
	Services, Inc.	452,325	8,689
	Smith International, Inc.	324,651	8,392
	CONSOL Energy, Inc.	155,375	4,860

*	Ultra Petroleum Corp.	107,350	4,595
*	Continental Resources, Inc.	191,400	4,469
*	Weatherford
	International Ltd.	257,975	4,290
*	Forest Oil Corp.	266,470	4,263
*	Denbury Resources, Inc.	244,300	3,977
*	National Oilwell Varco Inc.	127,571	3,863
			72,576
Exchange-Traded Fund (0.4%)
2	Vanguard Mid-Cap ETF	82,700	3,728

Financials (6.8%)
*	Affiliated Managers
	Group, Inc.	392,390	22,307
	Greenhill & Co., Inc.	102,950	7,982
	Fidelity National Financial,
	Inc. Class A	332,434	6,027
	HCC Insurance
	Holdings, Inc.	182,500	4,365
	Aon Corp.	101,125	4,268
	Cullen/Frost Bankers, Inc.	86,475	4,072
	Lazard Ltd. Class A	148,910	4,065
	PartnerRe Ltd.	59,215	4,038
	Northern Trust Corp.	58,625	3,187
	XL Capital Ltd. Class A	235,200	2,237
*	MSCI, Inc.-Class A Shares	93,000	1,952
			64,500
Health Care (11.4%)
*	IDEXX Laboratories, Inc.	295,902	11,629
*	Intuitive Surgical, Inc.	73,070	10,502
*	Medco Health Solutions, Inc.	203,725	8,872
*	Henry Schein, Inc.	200,220	8,217
*	Illumina, Inc.	193,730	7,236
*	Express Scripts Inc.	105,525	6,750
*	Genzyme Corp.	118,125	6,300
*	Cephalon, Inc.	90,000	5,905
*	Thermo Fisher Scientific, Inc.	165,625	5,810
*	Alexion Pharmaceuticals, Inc.	165,625	5,535
*	Myriad Genetics, Inc.	140,660	5,456
*	ResMed Inc.	137,000	5,268

11

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	St. Jude Medical, Inc.	133,700	4,482
*	Mettler-Toledo
	International Inc.	57,175	3,524
	Shire PLC ADR	80,615	3,004
*	Gen-Probe Inc.	47,916	2,308
*	Mylan Inc.	150,975	2,000
*	Vertex Pharmaceuticals, Inc.	64,500	1,988
*	United Therapeutics Corp.	28,725	1,804
	Perrigo Co.	25,870	671
			107,261
Industrials (14.8%)
	Roper Industries Inc.	355,340	16,200
	The Dun & Bradstreet Corp.	196,772	16,017
	Fastenal Co.	399,407	15,321
	Expeditors International of
	Washington, Inc.	263,660	9,152
*	Stericycle, Inc.	168,565	7,936
*	Iron Mountain, Inc.	278,470	7,934
*	Geo Group Inc.	460,705	7,661
	J.B. Hunt Transport
	Services, Inc.	251,440	7,070
	Ametek, Inc.	214,395	6,906
*	FTI Consulting, Inc.	114,562	6,287
^	Ritchie Brothers
	Auctioneers Inc.	228,000	5,107
	Equifax, Inc.	171,250	4,994
	Rockwell Collins, Inc.	126,272	4,843
*	Quanta Services, Inc.	211,350	4,804
	Precision Castparts Corp.	63,425	4,748
	C.H. Robinson Worldwide Inc.	88,695	4,715
*	Delta Air Lines Inc.	671,300	4,142
	Flowserve Corp.	54,525	3,702
*	SunPower Corp. Class B	109,390	2,774
			140,313
Information Technology (25.1%)
*	NetApp, Inc.	1,011,560	18,511
*	Broadcom Corp.	762,200	17,675
*	Cognizant Technology
	Solutions Corp.	635,735	15,760
*	Silicon Laboratories Inc.	448,185	14,907
*	Juniper Networks, Inc.	631,750	13,677
*	Nuance
	Communications, Inc.	962,486	12,849
*	FLIR Systems, Inc.	558,421	12,386
*,^	Alliance Data Systems Corp.	247,800	10,375
*	Activision Blizzard, Inc.	877,728	9,453
*	Concur Technologies, Inc.	336,600	9,112
*	VistaPrint Ltd.	255,070	8,762
*	NICE-Systems Ltd. ADR	335,650	8,596
*	McAfee Inc.	216,925	8,143
	Amphenol Corp. Class A	210,475	7,122
*	F5 Networks, Inc.	256,513	6,995
*	Affiliated Computer
	Services, Inc. Class A	133,425	6,455
*	MICROS Systems, Inc.	293,497	6,158
*	Dolby Laboratories Inc.	153,300	6,152
*	Trimble Navigation Ltd.	280,021	6,004

*	Sybase, Inc.	156,825	5,326
*	ON Semiconductor Corp.	967,375	5,243
*	BMC Software, Inc.	149,500	5,183
*	Varian Semiconductor
	Equipment Associates, Inc.	185,260	4,741
*	Marvell Technology
	Group Ltd.	422,125	4,635
*	ANSYS, Inc.	158,300	4,372
*	Hewitt Associates, Inc.	96,750	3,034
*	SAIC, Inc.	166,500	3,014
*	Equinix, Inc.	37,500	2,634
			237,274
Materials (4.2%)
	Ecolab, Inc.	358,310	13,813
	Airgas, Inc.	304,598	13,134
*	Pactiv Corp.	227,175	4,966
	FMC Corp.	98,200	4,785
	Greif Inc. Class A	69,175	3,132
			39,830
Telecommunication Services (1.0%)
*	American Tower
	Corp. Class A	303,415	9,636

Utilities (0.6%)
	EQT Corp.	175,875	5,915
Total Common Stocks
(Cost $826,706)			867,648

12

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (12.2%)[1]
Money Market Fund (11.4%)
3,4	Vanguard Market
	Liquidity Fund,
	0.355%	107,863,000	107,863

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.8%)
5,6	Federal Home Loan Bank,
	0.320%, 9/23/09	2,000	1,998
5,6	Federal Home Loan Bank,
	0.210%, 9/28/09	6,000	5,993
			7,991
Total Temporary Cash Investments
(Cost $115,854)			115,854
Total Investments (103.9%)
(Cost $942,560)			983,502
Other Assets and Liabilities (–3.9%)
Other Assets			22,758
Liabilities[4]			(59,840)
			(37,082)
Net Assets (100%)
Applicable to 78,125,356 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			946,420
Net Asset Value Per Share			$12.11

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,291,194
Overdistributed Net Investment Income	(1,637)
Accumulated Net Realized Losses	(389,798)
Unrealized Appreciation (Depreciation)
Investment Securities	40,942
Futures Contracts	5,719
Net Assets	946,420

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,723,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.3% and 7.6%, respectively, of net assets.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  Includes $6,904,000 of collateral received for securities on loan.

5  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

6  Securities with a value of $7,991,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends[1]	1,839
Interest[1]	378
Security Lending	403
Total Income	2,620
Expenses
Investment Advisory Fees—Note B
Basic Fee	989
Performance Adjustment	170
The Vanguard Group—Note C
Management and Administrative	1,243
Marketing and Distribution	153
Custodian Fees	11
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	2,577
Expenses Paid Indirectly	(62)
Net Expenses	2,515
Net Investment Income	105
Realized Net Gain (Loss)
Investment Securities Sold[1]	(173,985)
Futures Contracts	(9,950)
Realized Net Gain (Loss)	(183,935)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	197,531
Futures Contracts	11,686
Change in Unrealized Appreciation (Depreciation)	209,217
Net Increase (Decrease) in Net Assets Resulting from Operations	25,387

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $78,000, $344,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105	2,371
Realized Net Gain (Loss)	(183,935)	(202,806)
Change in Unrealized Appreciation (Depreciation)	209,217	(366,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,387	(566,511)
Distributions
Net Investment Income	(2,949)	(2,868)
Realized Capital Gain[1]	—	(66,660)
Total Distributions	(2,949)	(69,528)
Capital Share Transactions
Issued	144,465	497,094
Issued in Lieu of Cash Distributions	2,849	67,456
Redeemed	(103,911)	(336,629)
Net Increase (Decrease) from Capital Share Transactions	43,403	227,921
Total Increase (Decrease)	65,841	(408,118)
Net Assets
Beginning of Period	880,579	1,288,697
End of Period[2]	946,420	880,579

1  Includes fiscal 2008 short-term gain distributions totaling $36,070,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,637,000) and $1,207,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.82	$20.90	$19.12	$16.58	$14.28	$14.22
Investment Operations
Net Investment Income (Loss)	.003	.035	.044	.055	.000	(.010)
Net Realized and Unrealized Gain (Loss)
on Investments	.327	(8.024)	4.455	2.490	2.300	.070
Total from Investment Operations	.330	(7.989)	4.499	2.545	2.300	.060
Distributions
Dividends from Net Investment Income	(.040)	(.045)	(.044)	(.005)	—	—
Distributions from Realized Capital Gains	—	(1.046)	(2.675)	—	—	—
Total Distributions	(.040)	(1.091)	(2.719)	(.005)	—	—
Net Asset Value, End of Period	$12.11	$11.82	$20.90	$19.12	$16.58	$14.28

Total Return[1]	2.84%	–40.02%	26.39%	15.35%	16.11%	0.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$946	$881	$1,289	$793	$562	$442
Ratio of Total Expenses to
Average Net Assets[2]	0.64%[3]	0.55%	0.56%	0.50%	0.44%	0.45%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.03%[3]	0.20%	0.27%	0.26%	0.01%	(0.05%)
Portfolio Turnover Rate	120%[3]	85%	70%	159%	80%	102%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, (0.04%), (0.09%), and (0.05%).

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Mid-Cap Growth Fund

B. Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Chartwell Investment Partners is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before an increase of $170,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $214,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2009, these arrangements reduced the fund’s expenses by $62,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $205,366,000 to offset future net capital gains through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2009, the cost of investment securities for tax purposes was $942,560,000. Net unrealized appreciation of investment securities for tax purposes was $40,942,000, consisting of unrealized gains of $92,555,000 on securities that had risen in value since their purchase and $51,613,000 in unrealized losses on securities that had fallen in value since their purchase.

18

Mid-Cap Growth Fund

At April 30, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	88	24,640	4,787
E-mini S&P MidCap 400 Index	194	10,864	382
E-mini NASDAQ 100	313	8,723	550

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2009, the fund purchased $479,258,000 of investment securities and sold $454,546,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	Shares	Shares
	(000)	(000)
Issued	13,273	29,689
Issued in Lieu of Cash Distributions	267	3,743
Redeemed	(9,923)	(20,573)
Net Increase (Decrease) in Shares Outstanding	3,617	12,859

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

Mid-Cap Growth Fund

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	975,511	5,719
Level 2—Other significant observable inputs	7,991	—
Level 3—Significant unobservable inputs	—	—
Total	983,502	5,719

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,028.38	$3.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.62	3.21

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.64%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P., and William Blair & Co., L.L.C. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management, and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell Investment Partners, L.P. Founded in 1997, Chartwell has expertise in small- and mid-cap equity management. The firm employs a fundamental bottom-up strategy seeking companies with superior growth potential at lower relative valuations. Chartwell has advised a portion of the fund since 2006.

William Blair & Company, L.L.C. Founded in 1935, William Blair & Company is an independently owned full-service investment firm based in Chicago, Illinois. The firm utilizes an investment process that relies on thorough in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers leadership position within the market it serves, quality of products or services provided, return on equity, accounting policies, and the quality of the management team. The firm has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

23

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale, because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
CFA® is a trademark owned by CFA Institute.	at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062009

>  For the fiscal half-year ended April 30, 2009, Vanguard International Explorer Fund returned 7.72%, outperforming its comparative standards.

>  The fund posted positive returns in all regions for the six-month period.

>  Strong results in industrials, energy, and consumer staples boosted fund returns.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard International Explorer Fund	VINEX	7.72%
S&P EPAC SmallCap Index[1]		5.64
Average International Small-Cap Fund[2]		3.81

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$9.52	$9.87	$0.356	$0.000

1 Standard & Poor’s Europe and Pacific SmallCap Index.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

During an extremely volatile period in the global stock markets, international small-capitalization stocks were a welcome bright spot. Vanguard International Explorer Fund returned 7.72% for the six months, outperforming both its benchmark and the average international small-cap fund.

The fund posted positive results in all regions for the period. Strong stock selection in Japan, the United Kingdom, Germany, and China boosted fund returns. Holdings in industrials, energy, and consumer staples were among the fund’s top performers, while holdings in information technology, utilities, and health care weighed on returns.

A volatile six-month period ends amid signs of hope

The results for the six months represented significant—and a most welcome—improvement from the beginning of the period and from the past year. From November through February, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April.

International stocks posted a positive return of about 1% for the six months. In contrast, the broad U.S. stock market returned about –7%. In April, the U.S. stock market recorded its biggest monthly gain since 1991.

2

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector, both in the United States and overseas, suggested that the road ahead could be bumpy.

Investor confidence boosted weakest bonds

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market provided a boost to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market but that, overall, conditions remained weak.

Market Barometer
			Total Returns
		Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	1.31%	–42.32%	3.02%
Russell 1000 Index (Large-caps)	–7.39	–35.30	–2.32
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

3

Small-cap stocks led the way overseas

Although global markets got off to a rough start, international small-cap stocks ended the period in positive territory. Vanguard International Explorer Fund, which invests solely in smaller companies based outside of the United States, returned 7.72% for the period. The fund outperformed its benchmark, the Standard & Poor’s EPAC SmallCap Index, and the average international small-cap fund, which returned 5.64% and 3.81%, respectively.

The fund posted positive returns in all regions for the six months. In the European region—which accounted for an average of more than 55% of the fund’s assets during the period—stocks from the United Kingdom made the biggest contribution. The fund had significant holdings in several of the country’s energy companies, which turned in stellar performances during the period. Strong results in Germany also boosted fund returns.

In the Pacific region, the fund benefited from good stock selection in Japan, particularly in financials. Although Japanese financial companies struggled during the period, the fund managed to avoid some of the heaviest-hit stocks, which helped boost returns relative to the benchmark. The fund also posted positive returns from the region’s other countries—Australia, Singapore, New Zealand, and Hong Kong.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.42%	1.61%

1  The fund expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratio was 0.49%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Emerging markets stocks were pummeled at the beginning of the six-month period, but made a comeback during the final two months, ending on an upswing. The region’s top performer was China, where materials, financial, and consumer discretionary stocks led the way, reflecting investor enthusiasm about the Chinese government’s stimulus program.

Overall, the fund gained from its holdings in industrials, energy, and consumer staples. Holdings in information technology, utilities, and health care restrained performance somewhat.

A word on expenses

On page 4, you'll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. The explanation is threefold.

First, as the value of fund assets has declined, the fund's fixed expenses are expected to account for a modestly higher percentage of fund assets.

Second, the Vanguard funds' contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall below this threshold, as they did in the past six months, the rate can increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Third, many of the Vanguard funds' advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm's fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the funds' shareholders remain aligned. Of course, even when the stock market's performance is weak, an advisor's performance can improve relative to the comparative benchmark, resulting in an increase in the performance adjustment. This was the case during the most recent six-month period. The fund’s financial statements include more information about the incentive fee.

International stocks can help create a diversified portfolio

Over the past 18 months, global stock markets seemed to decline almost in lockstep, raising questions about the value of international diversification. In our view, such doubts have been misplaced, though they are certainly easy to understand. We expect the benefits of diversification to become apparent over years and decades, not during a relatively short period of extreme volatility in the global financial system.

What might these longer-term benefits look like? Oddly enough, the most recent six-month period hinted at the long-term case for diversification. Even as U.S. stocks declined, international stocks, particularly the small caps held by International Explorer Fund, performed solidly.

5

Again, it’s unwise to make too much of short-term performance, but the difference in results illustrates the wisdom of diversifying widely within as well as among asset classes.

Because markets don’t move in concert, we believe it is appropriate to consider international stocks within a portfolio that is balanced and diversified across asset classes, consistent with your investment goals and risk tolerance. Vanguard International Explorer Fund can help you gain low-cost exposure to the potential long-term opportunities of investing abroad.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 18, 2009

1 Footnote.

2  One basis point equals 1/100 of a percentage point.

6

Advisor’s Report

For the six months ended April 30, 2009, Vanguard International Explorer Fund returned 7.72% compared with a 5.64% return for its benchmark index, the Standard & Poor’s EPAC SmallCap Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

The first half of the fund’s fiscal year opened with continued reverberations from the collapse of Lehman Brothers and investor aversion to “risky” asset classes—anything other than cash or government bonds. The economic consequences of tighter credit spread rapidly throughout the global economy. Consumer and corporate demand weakened sharply, while tight financial conditions compounded the problems through a frantic liquidation of inventories. Global activity declined significantly year-on-year in the first quarter of 2009, with developed economies contracting the most.

Monetary and fiscal authorities have energetically moved to counteract the deflationary impact of the severe contraction of credit in the private sector. Their actions have included sizable stimulus packages, aggressive cuts in interest rates, and “quantitative easing.” As a result, a degree of normality may have returned to credit markets, though mainly in the areas most closely touched by central bank action.

For the six-month period, small-cap equities eked out modestly positive returns, particularly in the last two months, as economic data came in slightly higher than a very pessimistic investor consensus. Smaller companies have outperformed across all the international regions, most markedly in the United Kingdom and smaller Asian markets. Pacific ex-Japan markets have offered the strongest absolute returns, with Korean smaller companies rising about 56% and Hong Kong about 32%. In contrast, Japan, with about a 1% gain, lagged the rest of the region, as domestic confidence remained subdued and the export environment deteriorated.

Our successes and shortfalls

The most positive factor over the period has been stock selection in the United Kingdom and Japan. Selection in the United Kingdom has been particularly strong in the consumer cyclical, industrial, and health care sectors. In Japan, holdings in the consumer, health care, and industrial sectors, along with an underweighted stance in financials, helped returns.

The fund’s exposure to smaller Asian emerging markets countries also aided the fund’s returns for the period. Most notable were Chinese holdings in the consumer, construction, and financial sectors, as well as Indonesian bank holdings.

7

The fund’s performance has been most notably weakened by holdings in continental Europe, where selection in the financial, health care, information technology, and utility sectors fell short. However, strong performance in our industrial holdings partly offset these declines.

The fund’s positioning

Since the end of February, global equities have rallied impressively. From the low point of the first quarter, global economic data has generally improved. While demand is still subdued in most economies, inventory liquidations appear largely complete. However, the key risk for equity investors is that once short-term economic data no longer exceeds investor expectations, market sentiment may focus on slow growth, low pricing power, and excessive debt in the West. Valuation gains may be sustained, but a period of consolidation in performance is possible.

Continental Europe may face cyclically high, potentially vulnerable corporate returns and deflationary pressure. Despite signs that the European Central Bank is showing greater urgency about these concerns, monetary policy remains tight while deflationary forces seem formidable. We have reduced our European exposure over the period to a modest underweighting, shifting to cash from expensive defensive positions in utilities and consumer staples and from stocks exposed to the pressures on Eastern Europe.

We remain cautious about the United Kingdom, but have been modestly adding to our U.K. holdings. Substantially high equity issuance has provided some opportunities, but a rapid and—in our view—premature recovery in domestic cyclical sectors has left us reluctant to add significantly to our U.K. positions. Fiscal options are very limited, and quantitative easing has already occurred.

The weaker British pound has aided the manufacturing sector, although the external environment remains challenging, while lower government spending is likely to hurt construction activity. The commercial property bubble is likely to unwind further, though the housing market has shown some fragmentary stabilization.

After gaining strongly in the previous fiscal year, Japan was among the worst performers for the six-month period, however, stock selection within Japan helped returns. Since we started the year with high weightings in the cyclical industrial and information technology sectors (which have done relatively well), we have been loath to add to those positions, given few signs of higher growth in these sectors. Defensive Japanese sectors have done poorly, with little potential of reaching attractive levels. If they do, we may well consider moderating our underweighting in this market.

8

Smaller Asian and emerging markets remain our only substantial overweighting. These markets are still feeling the pinch of reduced export activity, although the declines were less severe in March and April compared with January and February.

Authorities have responded with a mix of monetary and fiscal measures (Singapore’s fiscal package amounted to 8% of its gross domestic product), while investor sentiment has been further buoyed by the spread of fiscal and monetary stimuli in China, as evidenced by a recovery in the residential property market and in leading indices.

Matthew F. Dobbs

Head of Global Small Companies

Schroder Investment Management

North America Inc.

May 21, 2009

9

International Explorer Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	213	3,454
Turnover Rate[2]	40%	—
Expense Ratio[3]	0.42%	—
Short-Term Reserves	3.1%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	12.8%	19.2%
Consumer Staples	4.5	5.9
Energy	8.6	3.6
Financials	12.6	19.1
Health Care	6.8	6.6
Industrials	29.6	23.8
Information Technology	10.7	9.1
Materials	9.9	9.1
Telecommunication Services	0.1	1.1
Utilities	4.4	2.5

Volatility Measures[4]
Fund Versus
Comparative Index[1]
R-Squared	0.98
Beta	0.96

Ten Largest Holdings[5]	(% of total net assets)

Niko Resources Ltd.	oil and gas
	exploration and
	production	1.9%
Azimut Holding SpA	asset management
	and custody banks	1.7
Rheinmetall AG	industrial
	conglomerates	1.6
Saft Groupe SA	electrical
	components
	and equipment	1.6
Helvetia Patria Holding AG	multi-line insurance	1.5
Carillion PLC	construction and
	engineering	1.5
Swedish Match AB	tobacco	1.5
SIG PLC	trading companies
	and distributors	1.4
Groupe Bourbon SA	oil and gas
	equipment and
	services	1.4
Redecard SA	data processing
	and outsourced
	services	1.3
Top Ten		15.4%

Allocation by Region (% of equity exposure)

1  S&P EPAC SmallCap Index.

2  Annualized.

3  The expense ratio shown is from the prospectus dated February 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratio was 0.49%.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5 The holdings listed exclude any temporary cash investments and equity index futures.

10

International Explorer Fund

Market Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	16.0%	20.3%
Switzerland	8.7	7.4
Germany	7.1	6.9
France	6.8	9.6
Netherlands	4.9	2.2
Italy	4.1	3.7
Spain	2.3	4.5
Austria	2.0	0.5
Sweden	2.0	2.4
Other European Markets	3.4	5.9
Subtotal	57.3%	63.4%
Pacific
Japan	21.4%	24.4%
Australia	4.8	4.7
Singapore	2.5	0.9
Hong Kong	1.4	1.7
New Zealand	1.1	0.1
Subtotal	31.2%	31.8%
Emerging Markets
China	3.7%	0.2%
Brazil	1.6	0.0
South Korea	1.5	4.6
Philippines	1.0	0.0
Other Emerging Markets	1.7	0.0
Subtotal	9.5%	4.8%
North America
Canada	2.0%	0.0%

1  S&P EPAC SmallCap Index.

11

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Explorer Fund[2]	11/4/1996	–46.98%	–0.85%	6.22%

1 Six months ended April 30, 2009.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights for dividend and capital gains information.

12

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.7%)
Australia (4.6%)
Sonic Healthcare Ltd.	898,844	7,624
Computershare Ltd.	1,096,547	7,269
Boral Ltd.	2,139,787	6,355
* Iluka Resources Ltd.	2,594,874	6,171
Downer EDI Ltd.	1,461,689	5,345
James Hardie
Industries NV	1,591,323	5,320
^ John Fairfax Holdings Ltd.	6,091,804	5,240
Elders, Ltd.	9,133,957	2,876
Transpacific Industries
Group Ltd.	1,261,787	1,651
* David Jones Ltd.	709,869	1,556
		49,407
Austria (1.9%)
Kapsch TrafficCom AG	278,970	6,380
* Rosenbauer
International AG	154,655	5,485
* Schoeller-Bleckmann
Oilfield Equipment AG	160,000	4,969
Andritz AG	107,463	3,653
		20,487
Belgium (0.4%)
^ EVS Broadcast
Equipment SA	85,500	3,920

Brazil (1.5%)
Redecard SA	1,127,202	14,187
Lojas Americanas SA Pfd.	500,000	2,078
		16,265
Canada (1.9%)
Niko Resources Ltd.	401,178	20,303

China (3.6%)
China Everbright Ltd.	3,198,000	6,189
Belle International
Holdings Ltd.	7,142,000	5,441
Shenzhen
Expressway Co. Ltd.	13,604,000	5,128
China Mengniu
Dairy Co., Ltd.	2,847,000	5,064

	China Insurance
	International
	Holdings Co., Ltd.	2,704,000	4,507
^	Beijing Capital
	International
	Airport Co., Ltd.	5,220,000	3,296
^	China National Building
	Material Co., Ltd.	1,294,000	2,705
	Ctrip.com
	International Ltd. ADR	78,467	2,426
^	Maanshan Iron and
	Steel Co. Ltd.	5,850,000	2,373
*	China Resources
	Gas Group Ltd.	2,356,000	1,343
	Hopewell Highway
	Infrastructure Ltd.	143,300	78
			38,550
Denmark (0.5%)
^	Trygvesta A/S	80,000	4,378
*	Topdanmark A/S	8,296	981
			5,359
Finland (0.8%)
	F-Secure Oyj	2,400,000	7,213
	Elisa Oyj Class A	115,000	1,523
			8,736
France (6.6%)
^	Saft Groupe SA	546,229	16,718
^	Groupe Bourbon SA	400,000	14,971
	Ipsen Promesses	220,000	9,007
*	Alten	486,854	8,749
*	Store Promesses	390,000	6,197
	Virbac SA	66,000	4,449
	Sword Group	193,849	3,825
*	Meetic	135,000	3,010
*	Rubis	39,079	2,217
*,^	Easydentic	80,103	844
*	Boursorama	16,255	134
			70,121

13

International Explorer Fund

			Market
			Value•
		Shares	($000)
Germany (6.9%)
	Rheinmetall AG	400,000	16,936
	MTU Aero Engines
	Holdings AG	390,000	13,132
	Bilfinger Berger AG	240,000	11,397
	Grenkeleasing AG	310,438	9,641
*	Wirecard AG	430,000	3,569
^	Hawesko Holding AG	154,339	3,367
*	United Internet AG	300,000	3,148
*	MorphoSys AG	150,000	2,738
	Gerresheimer AG	80,000	1,928
*	Tognum AG	150,000	1,833
*,^	ElringKlinger AG	104,526	1,513
*	Centrotherm
	Photovoltaics AG	31,000	1,201
*	Demag Cranes AG	50,000	1,055
*	XING AG	24,540	973
*	Bauer AG	23,351	881
*	CTS Eventim AG	13,839	403
			73,715
Greece (0.5%)
	Jumbo S.A.	315,000	2,689
*	Alapis Holding Industrial
	and Commercial SA	1,100,000	1,110
*	Eurobank Properties Real
	Estate Investment Co.	118,916	1,096
*	Aegean Airlines	12,830	54
			4,949
Hong Kong (1.3%)
	Hopewell Holdings Ltd.	1,433,000	3,689
	MTR Corp.	1,313,000	3,323
	Kerry Properties Ltd.	1,080,500	3,263
^	Dah Sing Banking
	Group Ltd.	2,734,000	1,961
^	Hong Kong Aircraft &
	Engineering Co., Ltd.	207,200	1,943
			14,179
India (0.5%)
*	Shriram Transport
	Finance Co., Ltd.	1,000,000	4,457
	Infrastructure Development
	Finance Co., Ltd.	871,863	1,351
			5,808
Indonesia (0.7%)
	PT Bank Rakyat
	Indonesia Tbk	9,487,000	5,147
	PT Bank Central Asia Tbk	7,011,000	2,198
			7,345
Ireland (0.5%)
	DCC PLC	270,000	4,881

Italy (4.0%)
	Azimut Holding SpA	2,650,000	18,518
	Compagnie Industriali
	Riunite SpA	9,000,000	11,720

	ACEA SpA	850,000	10,544
*,^	Zignago Vetro SpA	325,000	1,549
			42,331
Japan (20.6%)
	Nabtesco Corp.	1,192,000	9,689
	Chugoku Marine
	Paints, Ltd.	1,692,000	9,671
	Musashi Seimitsu
	Industry Co., Ltd.	737,600	9,328
^	Union Tool Co.	379,500	9,087
	Nichi-Iko
	Pharmaceutical Co., Ltd.	326,600	8,818
	Obic Co., Ltd.	63,210	8,581
	Nifco Inc.	555,000	7,361
	Exedy Corp.	390,200	7,258
	Daido Steel Co., Ltd.	2,143,000	7,139
	Dowa Mining Co., Ltd.	1,776,000	7,061
	ARCS Co. Ltd.	552,400	6,811
	Trusco Nakayama Corp.	551,000	6,682
	Shinmaywa
	Industries, Ltd.	2,279,000	6,529
	Aica Kogyo Co., Ltd.	752,900	6,443
	Tsuruha Holdings, Inc.	257,800	6,439
	Nihon Parkerizing, Co., Ltd.	714,000	5,952
	Nippon
	Thompson Co., Ltd.	1,347,000	5,824
	Tsumura & Co.	194,500	5,327
	Lintec Corp.	352,500	4,848
^	Modec, Inc.	334,700	4,803
	Sumitomo Osaka
	Cement Co., Ltd.	2,105,000	4,731
	H.I.S Co., Ltd.	296,300	4,677
	Nitta Corp.	406,500	4,672
	Glory Ltd.	250,000	4,588
	The Tokyo Tomin
	Bank, Ltd.	322,800	4,511
	Daihatsu Deisel
	MFG, Co., Ltd.	780,000	4,036
	Hisaka Works, Ltd.	402,000	4,019
^	Nishimatsuya
	Chain Co., Ltd.	495,500	3,974
	Tsutsumi Jewerly Co., Ltd.	238,600	3,918
	Miura Co., Ltd.	175,900	3,861
	JSP Corp.	737,400	3,859
	Sumida Corp.	618,300	3,026
	NEC Systems	318,900	3,022
	ICOM Inc.	146,000	2,973
	Koito Manufacturing
	Co., Ltd.	310,000	2,827
	Ryosan Co., Ltd.	132,700	2,799
	NAFCO Co., Ltd.	258,900	2,507
	Takasago
	International Corp.	417,000	1,999
	Nidec Copal Corp.	292,200	1,900
	Furukawa-Sky
	Aluminum Corp.	1,068,000	1,802

14

International Explorer Fund

			Market
			Value•
		Shares	($000)
	DC Co., Ltd.	491,500	1,433
	Fujikura Kasei Co., Ltd.	343,100	1,303
	The Minato Bank, Ltd.	968,000	1,256
*	Tokai Tokyo
	Securities Co. Ltd.	505,000	1,119
	Nishio Rent All Co. Ltd.	184,600	1,091
	ALPHA Corp.	119,200	602
*	Dowa Mining Co., Ltd.
	Rights Exp. 1/29/10	731,000	145
			220,301
Netherlands (4.8%)
	Fugro NV	380,000	13,605
	SBM Offshore NV	800,000	12,894
	Koninklijke Ten Cate NV	600,000	11,450
^	Arcadis NV	585,000	8,620
*,^	Smartrac NV	240,000	2,905
	Imtech NV	90,000	1,404
			50,878
New Zealand (1.1%)
	Fletcher Building Ltd.	2,044,214	7,724
	Fisher & Paykel
	Healthcare Corp. Ltd.	2,222,471	3,818
			11,542
Norway (0.6%)
*,^	Stepstone ASA	3,991,994	3,559
*	Pronova BioPharma AS	1,000,000	2,508
^	Tandberg ASA	57,500	809
			6,876
Philippines (1.0%)
	Semirara Mining, Corp.	10,814,500	6,175
	Aboitiz Equity
	Ventures Inc.	37,949,000	4,545
			10,720
Singapore (2.4%)
	SMRT Corp. Ltd.	5,929,000	6,188
	ComfortDelGro Corp. Ltd.	6,032,000	5,751
	Jardine Cycle N
	Carriage Ltd.	582,000	5,566
^	Yanlord Land Group Ltd.	3,624,000	3,488
	Sembcorp Industries Ltd.	1,461,000	2,673
	Suntec REIT	3,949,000	1,952
			25,618
South Korea (1.5%)
	Hite Brewery Co., Ltd.	34,188	4,878
*	NHN Corp.	30,692	3,712
	Yuhan Corp.	20,100	3,107
	Lotte Shopping Co., Ltd.	12,436	2,172
	Daegu Bank	276,110	1,896
			15,765
Spain (2.3%)
	Red Electrica de
	Espana SA	290,000	12,137
	Enagas SA	480,000	8,345
*	Bolsas y
	Mercados Espanoles	75,000	2,095

*	Laboratorios Farmaceuticos
	Rovi SA	149,500	1,070
*	Baron de Ley, SA	13,616	490
			24,137
Sweden (1.9%)
^	Swedish Match AB	1,100,000	15,697
^	Saab AB	700,000	4,734
			20,431
Switzerland (8.4%)
	Helvetia Patria Holding AG	63,000	16,332
	BKW FMB Energie AG	179,838	12,506
	Schweizerhall Holding AG	76,000	11,296
*	Bank Sarasin & Cie AG	450,000	10,727
	Sika Finanz AG (Bearer)	10,000	9,072
	Mobilezone Holding AG	1,370,000	8,260
	Geberit AG	70,000	7,460
*	Temenos Group AG	250,000	3,461
	Kuoni Reisen Holding AG
	(Registered)	11,801	3,410
*	Partners Group Holdings AG	25,000	2,184
*	Aryzta AG
	(Switzerland Shares)	51,602	1,495
	Compagnie Financiere
	Tradition	14,541	1,354
	Bucher Industries AG	14,000	1,141
	Lindt & Spruengli AG	691	1,106
*	Advanced Digital
	Broadcast Holdings SA	1,749	49
			89,853
Taiwan (0.4%)
	Synnex Technology
	International Corp.	2,906,600	4,217

United Kingdom (15.5%)
	Carillion PLC	4,100,000	16,013
	SIG PLC	6,429,547	15,140
	WS Atkins PLC	1,000,000	9,020
	Meggitt PLC	3,135,875	8,310
	J.D. Wetherspoon PLC	1,300,000	7,825
*	Premier Oil PLC	481,503	7,377
	William Hill PLC	2,100,082	6,743
	Goldshield Group PLC	1,400,601	6,650
	Ultra Electronics
	Holdings PLC	375,000	6,575
	Babcock International
	Group PLC	1,000,000	6,415
	BPP Holdings PLC	600,000	5,156
	Inchcape PLC	21,795,560	5,056
	The Go-Ahead
	Group PLC	243,964	4,583
	Shaftesbury PLC	850,000	4,385
	Paragon Group Co. PLC	4,320,000	4,239
*	Leo Capital PLC	6,150,108	3,952
*	Invensys PLC	1,273,874	3,720
	Headlam Group PLC	900,000	3,710

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Homeserve PLC	200,000	3,620
	Findel PLC	1,600,000	3,599
	HMV Group PLC	1,659,794	3,486
	Eco Animal
	Health Group PLC	1,431,484	3,085
*	CSR PLC	700,000	2,695
	Speedy Hire PLC	710,998	2,499
	Derwent London PLC	200,000	2,464
	RM PLC	1,000,000	2,157
*	Gulfsands Petroleum, PLC	750,000	1,993
	National Express
	Group PLC	500,000	1,923
*	Premier Oil PLC
	Rights Exp. 5/6/09	214,001	1,763
	The Future Network PLC	7,200,000	1,672
	Alexon Group PLC	2,175,494	1,520
	Forth Ports PLC	102,658	1,480
	Nestor Healthcare
	Group PLC	3,520,445	1,427
*	Chrysalis Group PLC	1,400,000	1,129
	Helphire Group PLC	1,601,852	889
	Devro PLC	638,646	867
*	AEA Technology PLC	2,724,276	722
*	Concateno PLC	500,000	700
	Record PLC	583,333	615
*	Pinnacle Staffing
	Group PLC	723,983	31
*	I-Mate PLC	2,100,000	4
*	Carter & Carter
	Group PLC	129,770	—
			165,209
Total Common Stocks
(Cost $1,284,291)			1,031,903
Temporary Cash Investment (7.4%)
Money Market Fund (7.4%)
1,2	Vanguard Market Liquidity
	Fund, 0.355%
	(Cost $79,643)	79,643,242	79,643
Total Investments (104.1%)
(Cost $1,363,934)			1,111,546

Market
Value•
($000)
Other Assets and Liabilities (–4.1%)
Other Assets	15,974
Liabilities[2]	(60,002)
(44,028)
Net Assets (100%)
Applicable to 108,181,091 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,067,518
Net Asset Value Per Share	$9.87

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,542,970
Undistributed Net Investment Income	3,309
Accumulated Net Realized Losses	(226,314)
Unrealized Appreciation (Depreciation)
Investment Securities	(252,388)
Foreign Currencies	(59)
Net Assets	1,067,518

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $43,561,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $46,416,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

16

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends[1]	12,547
Interest[2]	128
Security Lending	554
Total Income	13,229
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,239
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	779
Marketing and Distribution	168
Custodian Fees	174
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	2,371
Expenses Paid Indirectly	(5)
Net Expenses	2,366
Net Investment Income	10,863
Realized Net Gain (Loss)
Investment Securities Sold	(148,141)
Foreign Currencies	356
Realized Net Gain (Loss)	(147,785)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	207,244
Foreign Currencies	61
Change in Unrealized Appreciation (Depreciation)	207,305
Net Increase (Decrease) in Net Assets Resulting from Operations	70,383

1  Dividends are net of foreign withholding taxes of $1,435,000.

2  Interest income from an affiliated company of the fund was $128,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,863	56,946
Realized Net Gain (Loss)	(147,785)	(59,891)
Change in Unrealized Appreciation (Depreciation)	207,305	(1,472,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	70,383	(1,474,996)
Distributions
Net Investment Income	(37,635)	(79,257)
Realized Capital Gain[1]	—	(373,252)
Total Distributions	(37,635)	(452,509)
Capital Share Transactions
Issued	137,447	106,562
Issued in Lieu of Cash Distributions	32,939	396,475
Redeemed[2]	(214,816)	(748,736)
Net Increase (Decrease) from Capital Share Transactions	(44,430)	(245,699)
Total Increase (Decrease)	(11,682)	(2,173,204)
Net Assets
Beginning of Period	1,079,200	3,252,404
End of Period[3]	1,067,518	1,079,200

1  Includes fiscal 2008 short-term gain distributions totaling $36,430,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees for fiscal 2009 and 2008 of $61,000 and $33,000, respectively.

3  Net Assets—End of Period includes undistributed net investment income of $3,309,000 and $23,100,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Explorer Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$9.52	$24.70	$21.50	$17.99	$14.64	$11.89
Investment Operations
Net Investment Income	.118	.470	.480	.520	.370	.273[1]
Net Realized and Unrealized
Gain (Loss) on Investments	.588	(12.110)	4.950	4.740	3.510	2.544
Total from Investment Operations	.706	(11.640)	5.430	5.260	3.880	2.817
Distributions
Dividends from Net Investment Income	(.356)	(.620)	(.580)	(.400)	(.240)	(.067)
Distributions from Realized Capital Gains	—	(2.920)	(1.650)	(1.350)	(.290)	—
Total Distributions	(.356)	(3.540)	(2.230)	(1.750)	(.530)	(.067)
Net Asset Value, End of Period	$9.87	$9.52	$24.70	$21.50	$17.99	$14.64

Total Return[2]	7.72%	–53.80%	27.18%	31.31%	27.04%	23.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,068	$1,079	$3,252	$2,668	$2,130	$1,577
Ratio of Expenses to
Average Net Assets[3]	0.49%[4]	0.36%	0.35%	0.44%	0.50%	0.57%
Ratio of Net Investment Income to
Average Net Assets	2.25%[4]	2.59%	1.99%	2.56%	2.17%	1.96%
Portfolio Turnover Rate	40%[4]	29%	45%	32%	38%	21%

1  Calculated based on average shares outstanding.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.02%, 0.02%, and 0.00%.

4  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

International Explorer Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index (known as S&P/Citigroup Extended Market Europe & Pacific Index prior to October 1, 2008). For the six months ended April 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.26% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $246,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2009, these arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2009, the fund realized net foreign currency gains of $356,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2009, the fund realized gains on the sale of passive foreign investment companies of $6,625,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation through October 31, 2008, on passive foreign investment company holdings at April 30, 2009, was zero.

21

International Explorer Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $63,847,000 to offset future net capital gains through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2009, the cost of investment securities for tax purposes was $1,363,934,000. Net unrealized depreciation of investment securities for tax purposes was $252,388,000, consisting of unrealized gains of $108,874,000 on securities that had risen in value since their purchase and $361,262,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2009, the fund purchased $191,879,000 of investment securities and sold $272,663,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	Shares	Shares
	(000)	(000)
Issued	15,280	6,522
Issued in Lieu of Cash Distributions	3,608	22,249
Redeemed	(24,091)	(47,062)
Net Increase (Decrease) in Shares Outstanding	(5,203)	(18,291)

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

22

International Explorer Fund

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	118,637
Level 2—Other significant observable inputs	992,905
Level 3—Significant unobservable inputs	4
Total	1,111,546

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2009:

Investments
in Securities
Amount valued based on Level 3 inputs	($000)
Balance as of October 31, 2008	—
Transfers in and/or out of Level 3	4
Balance as of April 30, 2009	4

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,077.19	$2.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.36	2.46

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
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Q1262 062009

>  For the six months ended April 30, 2009, Vanguard High Dividend Yield Index Fund returned about –14%, in line with the return of its benchmark index.

>  The financial sector continued to suffer a steep decline in the period, although other sectors took a turn for the better.

>  The economic slump and tight credit markets led many firms to substantially cut their dividends.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	23
Trustees Approve Advisory Arrangement	25
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	VHDYX	–14.04%
ETF Shares[1]	VYM
Market Price		–14.29
Net Asset Value		–13.99
FTSE High Dividend Yield Index		–13.98
Average Equity Income Fund[2]		–9.06

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$14.20	$11.96	$0.245	$0.000
ETF Shares	35.84	30.18	0.640	0.000

1  Vanguard ETF™ Shares are traded on the NYSE Arca Exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal half-year ended April 30, 2009, both the Investor Shares and ETF Shares (based on net asset value) of Vanguard High Dividend Yield Index Fund returned about –14%. The fund’s disappointing return closely tracked that of its benchmark index, the FTSE High Dividend Yield Index, but trailed the average return of its peer group.

With the exception of embattled financial firms, the returns produced by each sector improved since our report to you six months ago, although most remained in negative territory. The fund’s 30-day SEC yield for Investor Shares stood at 3.71% as of April 30, lower than its 4.04% yield at fiscal year-end. The dividend yield of the large-cap Standard & Poor’s 500 Index, by contrast, was 2.51% at the end of the six-month period, down from 2.81% at the end of October 2008.

The decrease in the fund’s yield reflects a stock market rally that began around mid-March as well as dividend cuts by financial companies and a variety of other firms.

A volatile period ends amid signs of hope

For the six-month period ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although these results were far from impressive, they showed significant improvement since October.

Through the first four months of the period, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April, with the U.S. stock market recording its biggest monthly gain since 1991.

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector—both in the United States and overseas—suggested that the road ahead could be bumpy.

Investor confidence boosted weakest bonds

The half-year ended April 30 was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market provided a boost to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays

Market Barometer
			Total Returns
		Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market, but that conditions overall remained weak.

Financial holdings hampered by dividend cuts

One way to view the High Dividend Yield Index Fund’s portfolio is in terms of its financial holdings—the fund’s largest sector and traditionally a rich source of dividend income—and then everything else.

The fund’s financial holdings returned about –36% for the half-year, as the banking, brokerage, and insurance industries struggled to repair balance sheets that have been severely damaged over the past year and a half. Many financial firms decided to conserve cash by cutting dividend payouts. Some cuts were substantial: JPMorgan Chase’s quarterly dividend, for example, fell to 5 cents a share from 38 cents.

Dividend decreases weren’t limited to financial firms, as companies in other sectors also sought to conserve cash in reaction to the current economic slump and to hedge against future economic

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	ETF	Equity
	Shares	Shares	Income Fund
High Dividend Yield Index Fund	0.35%	0.20%	1.34%

1  The fund expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratios were 0.35% for the Investor Shares and 0.20% for the ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

conditions. According to Standard & Poor’s, in the opening quarter of calendar 2009, a record number of companies (367, up from 83 a year earlier) decreased their dividends and a record low number (283, down from 598) increased them.

Sectors in the “everything else” portion of the fund’s portfolio held up better than financial stocks, but weakness remained. At one extreme, industrials returned about –14% for the period, while at the other extreme, information technology stocks returned about 8%. The consumer discretionary and telecommunication services sectors also had modestly positive returns.

Counter uncertainty with a balanced portfolio

The financial markets are fraught with uncertainty. That is their nature, as every seasoned investor knows. At times, however, the uncertainty level is heightened, and that’s a good characterization of today’s market.

Whatever the outlook, our experience suggests that the best strategy is to establish a long-term program built on a diversified mix of stock, bond, and money market funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio can’t be expected to produce the best (or worst) performance in a given period, but it can help you reap the rewards of the market’s best-performing assets while muting the impact of the worst-performing ones.

Vanguard High Dividend Yield Index Fund—with its low costs, its focus on stocks that can offer the potential for above-average dividend yields, and the indexing skills of its advisor, Vanguard Quantitative Equity Group—can be a valuable part of just such a diversified, long-term portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

President and Chief Executive Officer

May 18, 2009

Vanguard High Dividend Yield ETF
Premium/Discount: November 10, 2006[1]–April 30, 2009

	Market Price Above or		Market Price Below
	Equal to Net Asset Value		Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	262	42.18%	306	49.28%
25–49.9	23	3.70	9	1.45
50–74.9	7	1.13	3	0.48
75–100.0	5	0.81	0	0.00
>100.0	6	0.97	0	0.00
Total	303	48.79%	318	51.21%

1  Share-class inception.

2  One basis point equals 1/100 of a percentage point.

High Dividend Yield Index Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	506	503	4,460
Median Market Cap	$37.4B	$37.4B	$23.4B
Price/Earnings Ratio	13.8x	13.8x	16.9x
Price/Book Ratio	1.6x	1.6x	1.9x
Yield[3]		4.0%	2.4%
Investor Shares	3.7%
ETF Shares	3.9%
Return on Equity	19.3%	19.3%	20.0%
Earnings Growth Rate	5.4%	5.4%	14.8%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate[4]	20%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.35%
ETF Shares	0.20%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.2%	8.2%	10.2%
Consumer Staples	11.1	11.1	10.5
Energy	7.7	7.7	11.9
Financials	19.6	19.6	14.1
Health Care	12.5	12.5	13.2
Industrials	13.9	13.9	10.7
Information Technology	5.2	5.2	18.3
Materials	4.5	4.5	3.7
Telecommunication
Services	7.8	7.8	3.4
Utilities	9.5	9.5	4.0

Ten Largest Holdings[6] (% of total net assets)

AT&T Inc.	integrated
	telecommunication
	services	4.5%
Johnson & Johnson	pharmaceuticals	4.3
Chevron Corp.	integrated oil
	and gas	4.0
General Electric Co.	industrial
	conglomerates	4.0
JPMorgan Chase & Co.	other diversified
	financial services	3.7
The Coca-Cola Co.	soft drinks	3.0
Pfizer Inc.	pharmaceuticals	2.7
Intel Corp.	semiconductors	2.6
Verizon	integrated
Communications Inc.	telecommunication
	services	2.6
Wells Fargo & Co.	diversified banks	2.5
Top Ten		33.9%

Investment Focus

1  FTSE High Dividend Yield Index.

2  Dow Jones U.S. Total Stock Market Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Annualized.

5  The expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratios were 0.35% for the Investor Shares and 0.20% for the ETF Shares.

6  The holdings listed exclude any temporary cash investments and equity index futures.

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006–April 30, 2009

Cumulative Returns of ETF Shares: November 10, 2006–April 30, 2009
		Cumulative
		Since
	One Year	Inception
High Dividend Yield Index Fund ETF Shares Market Price	–35.07%	–35.04%
High Dividend Yield Index Fund ETF Shares Net Asset Value	–35.09	–34.99
FTSE High Dividend Yield Index	–34.04	–34.82

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares[2]	11/16/2006	–39.55%	–20.29%
ETF Shares	11/10/2006
Market Price		–39.46	–19.81
Net Asset Value		–39.44	–19.75

1  Six months ended April 30, 2009.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note:

See Financial Highlights tables for dividend and capital gains information.

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (8.3%)
McDonald’s Corp.	128,245	6,834
Home Depot, Inc.	194,295	5,114
Johnson Controls, Inc.	67,967	1,292
The McGraw-Hill Cos., Inc.	36,471	1,100
J.C. Penney Co., Inc.
(Holding Co.)	25,523	783
VF Corp.	12,577	745
Fortune Brands, Inc.	17,208	676
Macy’s Inc.	48,482	663
Mattel, Inc.	41,762	625
Genuine Parts Co.	18,378	624
Harley-Davidson, Inc.	26,753	593
H & R Block, Inc.	39,001	590
Darden Restaurants Inc.	15,776	583
Nordstrom, Inc.	25,065	567
CBS Corp.	72,070	507
D. R. Horton, Inc.	36,196	472
Starwood Hotels &
Resorts Worldwide, Inc.	21,127	441
Garmin Ltd.	17,288	435
Hasbro, Inc.	16,037	428
Limited Brands, Inc.	37,269	426
International Game
Technology	34,218	423
Tiffany & Co.	14,287	413
Whirlpool Corp.	8,505	384
The Stanley Works	9,076	345
Newell Rubbermaid, Inc.	32,037	335
Virgin Media Inc.	37,956	293
Black & Decker Corp.	6,848	276
Abercrombie & Fitch Co.	9,925	269
American Eagle
Outfitters, Inc.	17,591	261
Leggett & Platt, Inc.	18,009	259
Wyndham Worldwide Corp.	20,814	243
Autoliv, Inc.	9,531	235
Snap-On Inc.	6,709	228

Choice Hotels
International, Inc.	7,179	215
Foot Locker, Inc.	18,033	214
Gentex Corp.	16,032	214
Brinker International, Inc.	11,773	209
Regal Entertainment Group
Class A	14,906	195
Tupperware Brands Corp.	7,131	179
Williams-Sonoma, Inc.	12,249	171
Lennar Corp. Class A	14,682	143
MDC Holdings, Inc.	3,944	135
Hillenbrand Inc.	7,236	132
Barnes & Noble, Inc.	4,821	126
Polaris Industries, Inc.	3,659	122
Gannett Co., Inc.	26,670	104
Ryland Group, Inc.	5,032	104
Pool Corp.	5,483	98
The Buckle, Inc.	2,577	96
Eastman Kodak Co.	31,392	96
Jones Apparel Group, Inc.	10,174	94
New York Times Co. Class A	16,867	91
Sotheby’s	7,543	88
Cracker Barrel Old
Country Store Inc.	2,641	86
Bob Evans Farms, Inc.	3,466	84
Meredith Corp.	3,073	77
National CineMedia Inc.	4,929	72
Penske Automotive
Group Inc.	5,336	71
Dillard’s Inc.	8,359	64
Cato Corp. Class A	3,280	63
OfficeMax, Inc.	8,278	62
CKE Restaurants Inc.	6,074	58
Stage Stores, Inc.	4,572	56
Cooper Tire & Rubber Co.	6,517	54
Liz Claiborne, Inc.	10,469	50
NutriSystem, Inc.	3,424	47
Superior Industries
International, Inc.	3,094	47
Harte-Hanks, Inc.	5,607	46

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
The Pep Boys
(Manny, Moe & Jack)	6,182	46
Ethan Allen Interiors, Inc.	3,217	43
Blyth, Inc.	825	36
American Greetings Corp.
Class A	4,608	36
bebe stores, inc.	3,863	36
Cinemark Holdings Inc.	3,977	35
Brown Shoe Co., Inc.	5,227	34
The Marcus Corp.	2,254	29
Ambassadors Group, Inc.	2,280	28
Big 5 Sporting Goods Corp.	2,653	22
Christopher & Banks Corp.	3,689	21
Oxford Industries, Inc.	2,094	20
Belo Corp. Class A	10,857	18
Jackson Hewitt Tax
Service Inc.	3,185	16
Modine Manufacturing Co.	4,035	15
Sonic Automotive, Inc.	2,721	14
ArvinMeritor, Inc.	8,169	10
Journal Communications, Inc.	5,332	8
Talbots Inc.	3,383	8
Marine Products Corp.	1,352	6
Media General, Inc. Class A	2,031	5
The McClatchy Co. Class A	7,621	4
American Axle &
Manufacturing
Holdings, Inc.	3,702	4
Sinclair Broadcast
Group, Inc.	2,218	2
		31,721
Consumer Staples (11.1%)
The Coca-Cola Co.	266,408	11,469
Philip Morris
International Inc.	232,779	8,427
Kraft Foods Inc.	169,374	3,963
Altria Group, Inc.	237,002	3,870
Kimberly-Clark Corp.	47,796	2,349
Sysco Corp.	67,773	1,581
Kellogg Co.	32,648	1,375
H.J. Heinz Co.	36,220	1,247
Lorillard, Inc.	19,316	1,219
Avon Products, Inc.	49,144	1,119
Reynolds American Inc.	25,184	956
ConAgra Foods, Inc.	51,319	908
The Clorox Co.	15,896	891
The Hershey Co.	19,367	700
Sara Lee Corp.	79,966	665
The Pepsi Bottling
Group, Inc.	18,299	572
J.M. Smucker Co.	13,521	533
SUPERVALU Inc.	24,337	398
Lancaster Colony Corp.	2,409	106
Universal Corp. (VA)	2,950	89
Lance, Inc.	3,553	82
Nu Skin Enterprises, Inc.	5,409	69

Herbalife Ltd.	2,873	57
Vector Group Ltd.	3,969	54
WD-40 Co.	1,822	49
Weis Markets, Inc.	1,267	47
		42,795
Energy (7.7%)
Chevron Corp.	233,787	15,453
ConocoPhillips Co.	171,540	7,033
Marathon Oil Corp.	81,227	2,413
Valero Energy Corp.	59,332	1,177
Spectra Energy Corp.	74,071	1,074
Diamond Offshore
Drilling, Inc.	7,960	576
Sunoco, Inc.	13,471	357
Tesoro Corp.	15,825	241
Southern Union Co.	14,333	228
Patterson-UTI Energy, Inc.	17,883	227
Linn Energy LLC	13,267	220
Nordic American Tanker
Shipping Ltd.	4,442	144
Copano Energy LLC	6,162	96
Holly Corp.	4,398	92
Overseas Shipholding
Group Inc.	3,207	92
Teekay Shipping Corp.	6,071	88
General Maritime Corp.	6,391	64
Ship Finance
International Ltd.	6,077	53
Tsakos Energy
Navigation Ltd.	3,186	50
Knightsbridge Tankers Ltd.	1,982	26
Crosstex Energy, Inc.	4,003	8
		29,712
Financials (19.2%)
JPMorgan Chase & Co.	429,461	14,172
Wells Fargo & Co.	485,537	9,716
Bank of America Corp.	728,497	6,505
U.S. Bancorp	200,443	3,652
American Express Co.	134,511	3,392
Bank of New York
Mellon Corp.	131,862	3,360
The Travelers Cos., Inc.	67,258	2,767
MetLife, Inc.	91,361	2,718
PNC Financial
Services Group	48,921	1,942
BB&T Corp.	64,262	1,500
The Allstate Corp.	61,554	1,436
Marsh & McLennan
Cos., Inc.	58,735	1,239
T. Rowe Price Group Inc.	29,401	1,133
^ Citigroup Inc.	362,887	1,107
Hudson City Bancorp, Inc.	60,064	754
NYSE Euronext	30,334	703
M & T Bank Corp.	12,628	662
Ameriprise Financial, Inc.	24,870	655
Invesco, Ltd.	44,333	653

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
People’s United
Financial Inc.	39,657	619
SunTrust Banks, Inc.	40,682	587
Willis Group Holdings Ltd.	19,133	526
The Principal Financial
Group, Inc.	30,204	494
Cincinnati Financial Corp.	18,873	452
New York Community
Bancorp, Inc.	39,384	445
Fidelity National
Financial, Inc. Class A	24,453	443
The Hartford Financial
Services Group Inc.	37,673	432
Axis Capital Holdings Ltd.	16,290	401
Comerica, Inc.	17,433	366
Eaton Vance Corp.	13,236	362
XL Capital Ltd. Class A	37,942	361
Regions Financial Corp.	79,959	359
KeyCorp	56,737	349
Lincoln National Corp.	29,492	331
Legg Mason Inc.	16,187	325
Cullen/Frost Bankers, Inc.	6,765	319
First American Corp.	10,673	300
Fifth Third Bancorp	65,619	269
Arthur J. Gallagher & Co.	11,186	251
Old Republic
International Corp.	26,686	250
Associated Banc-Corp.	14,528	225
Valley National Bancorp	15,377	223
Waddell & Reed
Financial, Inc.	9,842	221
BancorpSouth, Inc.	9,448	220
Aspen Insurance
Holdings Ltd.	9,271	219
TCF Financial Corp.	14,827	206
City National Corp.	5,573	204
Federated Investors, Inc.	8,680	199
Bank of Hawaii Corp.	5,562	195
First Niagara
Financial Group, Inc.	13,542	183
FirstMerit Corp.	9,412	183
Greenhill & Co., Inc.	2,336	181
Endurance Specialty
Holdings Ltd.	6,620	173
Marshall & Ilsley Corp.	29,730	172
Trustmark Corp.	6,690	145
Zions Bancorp	13,167	144
IPC Holdings Ltd.	5,334	139
Washington Federal Inc.	10,262	133
Fulton Financial Corp.	20,055	133
United Bankshares, Inc.	4,929	128
Synovus Financial Corp.	38,069	123
Huntington Bancshares Inc.	41,645	116
Wilmington Trust Corp.	7,859	114
Glacier Bancorp, Inc.	7,198	110
Mercury General Corp.	3,200	108

Park National Corp.	1,589	106
Old National Bancorp	7,580	103
CIT Group Inc.	44,782	99
Capitol Federal Financial	2,495	97
Popular, Inc.	33,084	95
Harleysville Group, Inc.	3,228	93
Whitney Holdings Corp.	7,692	92
Astoria Financial Corp.	11,101	92
NBT Bancorp, Inc.	3,658	87
Erie Indemnity Co. Class A	2,411	85
First Commonwealth
Financial Corp.	9,680	84
Delphi Financial Group, Inc.	4,608	80
F.N.B. Corp.	10,456	79
Susquehanna
Bancshares, Inc.	9,723	78
Provident Financial
Services Inc.	7,031	75
Zenith National
Insurance Corp.	3,236	74
Financial Federal Corp.	2,973	73
National Penn
Bancshares Inc.	8,908	72
Protective Life Corp.	7,740	66
Brookline Bancorp, Inc.	6,491	64
Umpqua Holdings Corp.	6,683	64
WesBanco, Inc.	3,119	62
Safety Insurance
Group, Inc.	1,864	62
Community Bank
System, Inc.	3,687	61
First BanCorp Puerto Rico	10,951	60
Chemical Financial Corp.	2,679	57
Sterling Bancshares, Inc.	8,511	57
MB Financial, Inc.	4,127	56
S & T Bancorp, Inc.	3,144	56
CVB Financial Corp.	9,313	56
PacWest Bancorp	3,644	53
City Holding Co.	1,774	52
First Midwest Bancorp, Inc.	5,811	51
Community Trust
Bancorp Inc.	1,679	51
Independent Bank
Corp. (MA)	2,396	48
United Fire & Casualty Co.	2,299	43
SWS Group, Inc.	3,052	39
First Financial Bancorp	3,475	38
Horace Mann
Educators Corp.	4,236	37
Pacific Capital Bancorp	5,295	37
Tompkins Trustco, Inc.	864	36
Renasant Corp.	2,574	36
Provident Bankshares Corp.	4,087	36
OneBeacon Insurance
Group Ltd.	2,890	34

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	United Community
	Banks, Inc.	5,118	33
	Stewart Information
	Services Corp.	1,420	32
	Dime Community
	Bancshares	3,848	32
	Washington Trust
	Bancorp, Inc.	1,731	32
	Gamco Investors Inc.
	Class A	623	31
	Advance America, Cash
	Advance Centers, Inc.	7,741	31
	First Busey Corp.	3,929	31
	Webster Financial Corp.	5,754	30
	Northwest Bancorp, Inc.	1,708	30
	GFI Group Inc.	7,359	30
	Sandy Spring Bancorp, Inc.	1,838	30
	First Merchants Corp.	2,390	29
	Bank Mutual Corp.	2,720	28
	Flushing Financial Corp.	2,600	24
	Oriental Financial Group Inc.	2,572	24
	Sterling Bancorp	2,050	23
	Calamos Asset
	Management, Inc.	2,031	23
	Lakeland Bancorp, Inc.	2,546	22
	Baldwin & Lyons, Inc.
	Class B	1,057	21
	Peoples Bancorp, Inc.	1,242	21
	Cohen & Steers, Inc.	1,288	19
	Sterling Financial Corp.	5,834	19
	UCBH Holdings, Inc.	14,414	18
	The Phoenix Cos., Inc.	11,822	18
	First Community
	Bancshares, Inc.	1,242	18
	Central Pacific
	Financial Co.	3,007	18
	First Financial
	Holdings, Inc.	1,177	11
	BGC Partners, Inc.	3,816	10
	FBL Financial Group, Inc.
	Class A	1,497	9
^	Frontier Financial Corp.	5,409	8
	Old Second Bancorp, Inc.	1,393	8
	City Bank Lynnwood (WA)	1,435	5
	Capitol Bancorp Ltd.	1,207	4
	Advanta Corp. Class B	2,796	3
*	Teton Advisors Inc. Class B	11	—
			74,105
Health Care (12.5%)
	Johnson & Johnson	319,254	16,716
	Pfizer Inc.	775,649	10,363
	Wyeth	154,322	6,543
	Merck & Co., Inc.	243,267	5,897
	Bristol-Myers Squibb Co.	226,253	4,344
	Eli Lilly & Co.	129,965	4,279

Brookdale Senior
Living Inc.	5,652	58
Landauer, Inc.	1,062	56
Computer Programs
and Systems, Inc.	633	22
		48,278
Industrials (13.9%)
General Electric Co.	1,212,030	15,332
3M Co.	80,430	4,633
United Parcel Service, Inc.	78,473	4,107
The Boeing Co.	84,323	3,377
Emerson Electric Co.	86,878	2,957
Honeywell International Inc.	84,593	2,640
Caterpillar, Inc.	69,444	2,471
Deere & Co.	48,586	2,005
Illinois Tool Works, Inc.	58,884	1,931
Northrop Grumman Corp.	37,580	1,817
Waste Management, Inc.	56,998	1,520
Tyco International Ltd.	54,628	1,298
Republic Services, Inc.
Class A	43,420	912
Eaton Corp.	18,983	831
Ingersoll-Rand Co.	36,456	794
Dover Corp.	21,401	659
Cooper Industries, Inc.
Class A	18,817	617
Pitney Bowes, Inc.	23,818	585
Rockwell Automation, Inc.	16,216	512
Avery Dennison Corp.	13,058	375
Masco Corp.	41,550	368
Textron, Inc.	27,886	299
R.R. Donnelley & Sons Co.	23,852	278
Harsco Corp.	9,167	253
Hubbell Inc. Class B	5,689	189
The Timken Co.	11,077	178
GATX Corp.	5,560	167
Graco, Inc.	6,981	165
Crane Co.	6,793	157
Dryships Inc.	17,560	130
Baldor Electric Co.	5,441	126
Alexander & Baldwin, Inc.	4,726	126
Watsco, Inc.	2,888	124
Applied Industrial
Technology, Inc.	4,810	108
Otter Tail Corp.	4,001	89
Deluxe Corp.	6,082	88
Healthcare Services
Group, Inc.	4,892	87
Briggs & Stratton Corp.	5,799	86
Oshkosh Truck Corp.	8,810	85
HNI Corp.	5,298	82
ABM Industries Inc.	4,485	79
Mine Safety Appliances Co.	3,072	76
Genco Shipping and
Trading Ltd.	3,726	71

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
The Corporate Executive
Board Co.	3,898	67
Barnes Group, Inc.	4,711	67
McGrath RentCorp	2,786	59
Seaspan Corp.	6,628	43
Aircastle Ltd.	6,442	43
Apogee Enterprises, Inc.	3,081	41
Federal Signal Corp.	5,280	41
Kelly Services, Inc. Class A	3,587	41
Knoll, Inc.	5,741	41
Eagle Bulk Shipping Inc.	5,051	33
Albany International Corp.	3,250	30
Excel Maritime Carriers, Ltd.	4,125	29
Steelcase Inc.	6,421	29
American Ecology Corp.	1,671	28
Ennis, Inc.	2,905	26
Courier Corp.	1,411	22
CDI Corp.	1,730	21
TAL International Group, Inc.	1,887	18
Kimball International, Inc.
Class B	2,944	16
Vicor Corp.	2,807	15
The Greenbrier Cos., Inc.	1,730	15
Bowne & Co., Inc.	2,842	15
Pacer International, Inc.	2,917	12
Horizon Lines Inc.	2,087	11
The Standard Register Co.	1,840	10
Sauer-Danfoss, Inc.	1,837	8
		53,565
Information Technology (5.2%)
Intel Corp.	639,988	10,099
Automatic Data
Processing, Inc.	58,553	2,061
Motorola, Inc.	259,154	1,433
Paychex, Inc.	41,840	1,130
Tyco Electronics Ltd.	52,668	919
Analog Devices, Inc.	33,275	708
Xilinx, Inc.	31,795	650
Linear Technology Corp.	25,452	554
KLA-Tencor Corp.	19,481	540
Microchip Technology, Inc.	20,995	483
Seagate Technology	56,613	462
Jabil Circuit, Inc.	24,545	199
Diebold, Inc.	7,472	198
Intersil Corp.	14,438	167
Molex, Inc.	8,372	140
Quality Systems, Inc.	2,411	129
Cognex Corp.	4,451	63
United Online, Inc.	7,510	40
Methode Electronics, Inc.
Class A	4,005	24
Electro Rent Corp.	2,201	21
Technitrol, Inc.	4,269	17
Agilysys, Inc.	2,370	14
Nam Tai Electronics, Inc.	3,391	14
		20,065

Materials (4.5%)
E.I. du Pont de
Nemours & Co.	103,449	2,886
Dow Chemical Co.	106,493	1,704
Air Products &
Chemicals, Inc.	24,259	1,599
Nucor Corp.	36,090	1,469
Alcoa Inc.	109,439	993
Weyerhaeuser Co.	24,172	852
PPG Industries, Inc.	19,051	839
International Paper Co.	49,439	626
Vulcan Materials Co.	12,573	598
Southern Copper Corp.
(U.S. Shares)	30,079	559
Allegheny Technologies Inc.	11,256	368
United States Steel Corp.	13,416	356
Lubrizol Corp.	7,845	339
Eastman Chemical Co.	8,381	333
MeadWestvaco Corp.	19,691	308
International Flavors &
Fragrances, Inc.	9,084	283
Sonoco Products Co.	11,449	279
Valspar Corp.	11,641	279
Bemis Co., Inc.	11,450	275
RPM International, Inc.	14,830	205
Steel Dynamics, Inc.	15,850	197
Commercial Metals Co.	12,923	192
Ashland, Inc.	8,539	188
Temple-Inland Inc.	12,491	149
Packaging Corp. of America	8,973	142
Worthington Industries, Inc.	9,006	134
Sensient Technologies Corp.	5,471	128
Greif Inc. Class A	2,786	126
Olin Corp.	8,694	110
Cabot Corp.	7,480	109
Carpenter Technology Corp.	5,169	107
Huntsman Corp.	19,715	106
Titanium Metals Corp.	10,725	73
Arch Chemicals, Inc.	2,739	66
Kaiser Aluminum Corp.	1,776	52
Wausau Paper Corp.	5,668	50
AMCOL International Corp.	2,491	48
A. Schulman Inc.	2,913	46
Koppers Holdings, Inc.	2,385	45
Glatfelter	5,014	45
Schweitzer-Mauduit
International, Inc.	1,837	42
Myers Industries, Inc.	2,741	28
Innophos Holdings Inc.	1,635	24
Spartech Corp.	3,655	14
Ferro Corp.	4,935	14
Neenah Paper Inc.	1,515	8
		17,393

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Other (0.2%)
1	Miscellaneous Securities		638

Telecommunication Services (7.8%)
	AT&T Inc.	683,598	17,514
	Verizon
	Communications Inc.	328,006	9,952
	Qwest Communications
	International Inc.	196,589	765
	Embarq Corp.	16,338	597
	Windstream Corp.	50,501	419
	CenturyTel, Inc.	11,538	313
	Frontier
	Communications Corp.	35,756	254
	NTELOS Holdings Corp.	3,508	56
	Iowa Telecommunications
	Services Inc.	2,849	37
	Alaska Communications
	Systems Holdings, Inc.	4,796	29
	FairPoint
	Communications, Inc.	10,175	11
			29,947
Utilities (9.5%)
	Exelon Corp.	75,939	3,503
	Southern Co.	88,297	2,550
	FPL Group, Inc.	47,004	2,528
	Duke Energy Corp.	147,434	2,036
	Dominion Resources, Inc.	66,906	2,018
	Public Service
	Enterprise Group, Inc.	58,463	1,745
	PG&E Corp.	42,087	1,562
	FirstEnergy Corp.	35,109	1,436
	Entergy Corp.	21,790	1,411
	Sempra Energy	27,985	1,288
	PPL Corp.	42,774	1,279
	Consolidated Edison Inc.	31,449	1,168
	Progress Energy, Inc.	31,706	1,082
	Edison International	37,513	1,070
	Xcel Energy, Inc.	51,762	955
	Ameren Corp.	24,481	564
	DTE Energy Co.	18,817	556
	EQT Corp.	14,878	500
	Constellation Energy
	Group, Inc.	20,621	497
	CenterPoint Energy Inc.	40,131	427
	SCANA Corp.	13,997	423
	Northeast Utilities	19,809	416
	NSTAR	12,224	384
	MDU Resources Group, Inc.	21,051	370
	NiSource, Inc.	31,677	348
	Pinnacle West Capital Corp.	11,627	318
	ONEOK, Inc.	12,007	314
	National Fuel Gas Co.	9,170	300
	Pepco Holdings, Inc.	24,981	299
	Alliant Energy Corp.	12,718	284

	UGI Corp. Holding Co.	12,365	284
	OGE Energy Corp.	10,815	278
	AGL Resources Inc.	8,720	272
	Atmos Energy Corp.	10,519	260
	TECO Energy, Inc.	24,539	260
	Integrys Energy Group, Inc.	8,790	232
	DPL Inc.	10,054	226
	Westar Energy, Inc.	12,451	218
	Piedmont Natural Gas, Inc.	8,600	210
	Vectren Corp.	9,202	204
	Great Plains Energy, Inc.	13,724	199
	WGL Holdings Inc.	5,723	178
	Nicor Inc.	5,260	169
	Hawaiian Electric
	Industries Inc.	10,485	163
	New Jersey Resources Corp.	4,838	159
	Portland General Electric Co.	8,389	153
	Cleco Corp.	6,755	142
	American Water
	Works Co., Inc.	7,422	134
	IDACORP, Inc.	5,142	123
	Northwest Natural Gas Co.	3,012	123
	South Jersey Industries, Inc.	3,370	117
	UniSource Energy Corp.	4,018	106
	Southwest Gas Corp.	5,024	102
	ALLETE, Inc.	3,729	97
	Avista Corp.	6,253	94
	Black Hills Corp.	4,455	89
	NorthWestern Corp.	3,982	83
	PNM Resources Inc.	9,646	82
	CH Energy Group, Inc.	1,811	80
	American States Water Co.	2,000	69
	UIL Holdings Corp.	2,788	64
	Empire District Electric Co.	3,917	59
	Central Vermont Public
	Service Corp.	1,255	22
			36,682
	Total Common Stocks
	(Cost $485,477)		384,901
Temporary Cash Investment (0.2%)
	Money Market Fund (0.2%)
2,3	Vanguard Market
	Liquidity Fund, 0.355%
	(Cost $993)	992,602	993
	Total Investments (100.1%)
	(Cost $486,470)		385,894
Other Assets and Liabilities (–0.1%)
	Other Assets		1,294
	Liabilities[3]		(1,845)
			(551)
	Net Assets (100%)		385,343

High Dividend Yield Index Fund

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	509,053
Undistributed Net Investment Income	1,023
Accumulated Net Realized Losses	(24,157)
Unrealized Appreciation (Depreciation)	(100,576)
Net Assets	385,343

Investor Shares—Net Assets
Applicable to 8,898,841 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	106,426
Net Asset Value Per Share—
Investor Shares	$11.96

ETF Shares—Net Assets
Applicable to 9,242,116 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	278,917
Net Asset Value Per Share—
ETF Shares	$30.18

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $757,000.

*  Non-income-producing security. New issue that has not paid a dividend as of April 30, 2009.

1  Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $993,000 of collateral received for securities on loan.

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends	7,258
Interest[1]	5
Security Lending	29
Total Income	7,292
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative—Investor Shares	99
Management and Administrative—ETF Shares	106
Marketing and Distribution—Investor Shares	13
Marketing and Distribution—ETF Shares	29
Custodian Fees	88
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—ETF Shares	3
Total Expenses	370
Net Investment Income	6,922
Realized Net Gain (Loss) on Investment Securities Sold	(17,203)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(28,297)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,578)

1  Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,922	6,564
Realized Net Gain (Loss)	(17,203)	213
Change in Unrealized Appreciation (Depreciation)	(28,297)	(79,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,578)	(72,256)
Distributions
Net Investment Income
Investor Shares	(1,778)	(2,229)
ETF Shares	(4,887)	(3,969)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(6,665)	(6,198)
Capital Share Transactions
Investor Shares	43,008	39,000
ETF Shares	148,901	96,649
Net Increase (Decrease) from Capital Share Transactions	191,909	135,649
Total Increase (Decrease)	146,666	57,195
Net Assets
Beginning of Period	238,677	181,482
End of Period[1]	385,343	238,677

1  Net Assets—End of Period includes undistributed net investment income of $1,023,000 and $766,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
	Six Months	Year	Nov. 16,
	Ended	Ended	2006[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.259[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	(2.254)	(7.409)	1.477
Total from Investment Operations	(1.995)	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.245)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.245)	(.590)	(.409)
Net Asset Value, End of Period	$11.96	$14.20	$21.61

Total Return[3]	–14.04%	–32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$106	$77	$67
Ratio of Total Expenses to Average Net Assets	0.35%[4]	0.35%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	4.43%[4]	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	20%[4]	11%	11%

1 Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Annualized.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Nov. 10,
	Ended	Ended	2006[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	.685[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	(5.705)	(18.703)	4.190
Total from Investment Operations	(5.020)	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(.640)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.640)	(1.560)	(1.085)
Net Asset Value, End of Period	$30.18	$35.84	$54.55

Total Return	–13.99%	–32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$279	$161	$115
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	4.58%[3]	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	20%[3]	11%	11%

1 Inception.

2  Calculated based on average shares outstanding.

3  Annualized.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in

High Dividend Yield Index Fund

capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2009, the fund realized $966,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $5,869,000 to offset future net capital gains of $609,000 through October 31, 2015, and $5,260,000 through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2009, the cost of investment securities for tax purposes was $486,470,000. Net unrealized depreciation of investment securities for tax purposes was $100,576,000, consisting of unrealized gains of $8,179,000 on securities that had risen in value since their purchase and $108,755,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended April 30, 2009, the fund purchased $254,319,000 of investment securities and sold $62,648,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2009		October 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	63,427	5,252	67,493	3,933
Issued in Lieu of Cash Distributions	1,416	120	1,869	102
Redeemed	(21,835)	(1,919)	(30,362)	(1,681)
Net Increase (Decrease)—Investor Shares	43,008	3,453	39,000	2,354
ETF Shares
Issued	160,905	5,140	145,520	3,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,004)	(400)	(48,871)	(1,000)
Net Increase (Decrease)—ETF Shares	148,901	4,740	96,649	2,400

High Dividend Yield Index Fund

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$859.63	$1.61
ETF Shares	1,000.00	860.06	0.92
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
ETF Shares	1,000.00	1,023.80	1.00

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2006, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
“FTSE®” is a trademark jointly owned by the London	at 202-551-8090. Information about your fund is also
Stock Exchange plc and The Financial Times Limited and	available on the SEC’s website, and you can receive
is used by FTSE International Limited under license. The	copies of this information, for a fee, by sending a
FTSE High Dividend Yield Index is calculated by FTSE	request in either of two ways: via e-mail addressed to
International Limited. FTSE International Limited does not	publicinfo@sec.gov or via regular mail addressed to the
sponsor, endorse, or promote the fund; is not in any way	Public Reference Section, Securities and Exchange
connected to it; and does not accept any liability in	Commission, Washington, DC 20549-0102.
relation to its issue, operation, and trading.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

VANGUARD WHITEHALL FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference;

and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.